[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

Exhibit 10.48

SUPPLY AGREEMENT

(SUNTECH CONTRACT NO. PUR1-0706092)

This Agreement is made as of June 13, 2007 (the “Effective Date”) between WUXI SUNTECH POWER CO., LTD., a People’s Republic of China company (hereinafter “SUNTECH”) and HOKU MATERIALS, INC., a Delaware corporation (hereinafter “HOKU”). SUNTECH and HOKU are each referred to in this Agreement as a “Party” and collectively as the “Parties.”

RECITALS

Whereas, HOKU desires to supply polysilicon to SUNTECH beginning in July, 2009 for a continuous period of either seven or ten years from the date of the first shipment;

Whereas, in exchange for HOKU’s agreement to allocate the supply of polysilicon to SUNTECH, SUNTECH desires to provide HOKU with a firm order for polysilicon upon the terms and conditions provided herein;

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual covenants and obligations set forth in this Agreement, the Parties hereby agree as follows:

AGREEMENT

1. Definitions.

The following terms used in this Agreement shall have the meanings set forth below:

1.1. “Affiliate” shall mean, with respect to either Party, any entity that controls, is controlled by or under common control with such Party, where “control” of an entity means ownership of more than fifty percent (50%) of the stock or equity of such entity entitled to vote for the election of directors (or, if such entity is not a corporation, the corresponding managing authority).

1.2. “Agreement” shall mean this Supply Agreement and all appendices annexed to this Agreement as the same may be amended by the Parties from time to time in accordance with the provisions hereof.

1.3. “Business Day” shall mean a day (other than a Saturday or Sunday) on which banks are open for general business in the United States.

1.4. “Collateral Agent” shall mean the financial institution that serves as the collateral agent pursuant to the Collateral Agency and Intercreditor Agreement, (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), to be made among HOKU, Hoku Materials Holdings, Inc., the Collateral Agent, an administrative agent, and such secured parties who shall from time to time become parties thereto.

1.5. “Facility” shall mean HOKU’s manufacturing facility in Pocatello, Idaho, including all buildings and other improvements now or hereafter owned, developed, constructed, or leased by HOKU

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

at such facility and used in the development, manufacture, processing, storage, or distribution of Products, together with all machinery and equipment used or usable in the operation of such buildings and improvements.

1.6. “First Shipment Month” shall mean the calendar month of July, 2009.

1.7. “Guaranteed Monthly Quantity of Product” shall mean [*] metric tons of Product during the [*] through [*] Years, and [*] metric tons of Product during the [*], if applicable.

1.8. “Hoku Competitor” shall mean any commercial producer or vendor of raw polysilicon, polysilicon ingots or wafers, or solar cells or modules.

1.9. “Initial Financing” shall mean an aggregate of $100 million in gross aggregate proceeds raised by HOKU from bank debt, equity offerings or any combination thereof (for avoidance of doubt, proceeds from customers and potential customers, whether in the form of payments, prepayments, deposits, escrowed funds or otherwise, shall not be included), to procure the Facility and equipment necessary to manufacture one thousand five hundred (1,500) metric tons of Product per annum.

1.10. “Officer’s Closing Certificate” shall mean the certificate in substantially the form of Appendix 11 attached hereto wherein an executive officer of HOKU shall certify to the satisfaction of certain conditions precedent as set forth therein.

1.11. “Officer’s Compliance Certificate” shall mean a certificate in substantially the form of Appendix 12 attached hereto wherein an executive officer of HOKU shall certify to the satisfaction of certain conditions precedent as set forth therein.

1.12. “Primary Monthly Quantity of Product” shall mean [*] metric tons of Product during the [*] through [*] Years, and [*] metric tons of Product during the [*], if applicable.

1.13. “Product” shall mean raw polysilicon in chunk form conforming to the Product Specifications to be sold by HOKU to SUNTECH pursuant to this Agreement.

1.14. “Product Specifications” shall mean the quality and other specifications set forth on Appendix 2 to this Agreement.

1.15. “Qualified Engineering Firm” means any engineering firm listed on Appendix 3 that (A) has more than five hundred (500) employees, and (B) is not a HOKU Competitor.

1.16. “Reactor” shall mean a polysilicon deposition reactor.

1.17. “Secondary Monthly Quantity of Product” shall mean [*] metric tons of Product during the [*] through [*] Years, and [*] metric tons of Product during the [*] Years, if applicable.

1.18. “Term” shall mean the period during which this Agreement is in effect, as more specifically set forth in Section 9 of this Agreement.

1.19. “Total Deposit” shall mean the Initial Deposit and the Main Deposit.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.20. “Years” shall mean consecutive twelve (12) calendar month periods commencing on the First Shipment Month. For avoidance of doubt, the first Year is the twelve (12) calendar month period commencing on the First Shipment Month, the second Year is the twelve (12) calendar month period commencing on the first anniversary of the First Shipment Month, etc.

2. Ordering; Pricing.

2.1. During each calendar month of each Year, SUNTECH agrees to purchase from HOKU, and HOKU agrees to sell to SUNTECH, the Guaranteed Monthly Quantity of Product at the prices set forth on Appendix 1 to this Agreement (the “Pricing Schedule”). This Agreement constitutes a firm order from SUNTECH, and a firm supply commitment from HOKU, for either [*] metric tons of Product or [*] metric tons of Product (if the Agreement expires at the end of the seventh Year) that cannot be cancelled by either Party during the term of this Agreement, except as set forth in Section 9 below.

2.2. If, prior to the end of the [*] Year, all of the following conditions have been satisfied: (A) HOKU has materially increased its production capacity of Products, (B) HOKU has paid all of its Senior Secured Indebtedness (as defined in the Intercreditor Agreement, see Section 1.3 above); and (C) HOKU and SUNTECH have signed a contract providing for the purchase and sale of additional volume of Products that is in addition to the volume being sold under this Agreement, then the Pricing Schedule for the remaining term of this Agreement shall be amended and the prices for the Products being sold pursuant to this Agreement shall be adjusted to match the pricing for Products in such new contract. Notwithstanding the foregoing, HOKU shall have no obligation under this Agreement to increase its production capacity, to pay its Senior Secured Indebtedness or to enter into a new contract with SUNTECH, and SUNTECH shall have no obligation under this Agreement to enter into a new contract with HOKU.

3. Supply Obligations.

3.1. HOKU shall deliver, in each calendar month during each Year pursuant to this Agreement starting on the First Shipment Month, the Guaranteed Monthly Quantity of Product; provided however, that if HOKU fails to deliver the Primary Monthly Quantity of Product for any given calendar month in such calendar month, then HOKU may deliver the deficiency within [*] days after the end of such calendar month (“Primary Delivery Grace Period”) without breaching this section or incurring any purchase price reduction pursuant to Section 3.4 below; and provided further, that if HOKU fails to deliver the Secondary Monthly Quantity of Product for any given calendar month in such calendar month, then HOKU may deliver any deficiency within [*] days after the end of such calendar month (“Secondary Delivery Grace Period”) without breaching this section or incurring any purchase price reduction pursuant to Section 3.4 below. For the avoidance of doubt, all shipments for any given month shall be applied first to the Primary Monthly Quantity of Product and then to the Secondary Monthly Quantity of Product, and if there is more than one shipment deficiency, each shipment shall be applied to satisfy the oldest deficiency. At any time during the term of this Agreement, HOKU may ship to SUNTECH the Guaranteed Monthly Quantity of Product for any calendar month in advance of such calendar month, but only with SUNTECH’s prior written consent.

3.2. Notwithstanding Section 3.1 above, HOKU shall deliver to SUNTECH the Guaranteed Monthly Quantity of Product no later than the last Business Day of each month from July 2009 through June 2019 (or if the Term is reduced to seven Years in accordance with Section 9.1, from July 2009

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

through June 2016). If HOKU is not able to deliver the Guaranteed Monthly Quantity of Product by the last Business Day of any month because of production capacity constraints, HOKU shall immediately notify SUNTECH of such in writing, and HOKU shall allocate its production capacity as follows:

3.2.1. If such month is within the first [*] Years of this Agreement, then after HOKU completes deliveries to SANYO Electric Co., Ltd. of a total of [*] metric tons of Product for, SUNTECH shall have next priority with respect to the next [*] metric tons of Product. After HOKU has fulfilled its obligations pursuant to the previous sentence, HOKU shall allocate its remaining production capacity on a pro rata basis (based on the applicable contractual long-term Product supply commitments made by HOKU to its customers) to each of its customers, including but not limited to SUNTECH and SANYO Electric Co., Ltd, and HOKU or a HOKU Affiliate.

3.2.2. If such month is within the [*] Year of this Agreement, then SUNTECH shall have first priority with respect to the first [*] metric tons of Product. After HOKU has fulfilled its obligations pursuant to the previous sentence, and provided that the annual production capacity of the Facility is greater than [*] metric tons, HOKU may allocate up to the next [*] metric tons per [*] metric tons per year of its remaining production capacity to a customer or user other than SUNTECH. Thereafter, HOKU shall allocate its remaining production capacity on a pro rata basis (based on the applicable contractual long-term Product supply commitments made by HOKU to its customers) to each of its customers, including but not limited to SUNTECH, and HOKU or a HOKU Affiliate (e.g. if the rated capacity is [*] metric tons per year, then [*] metric tons would be shipped collectively to third parties after the first [*] metric tons are shipped to SUNTECH, and before any pro rata allocation).

3.2.3. In any event, notwithstanding the foregoing, HOKU may not sell or deliver any Product on the spot market, or otherwise sell or deliver Product to any third parties other than pursuant to long term supply contracts entered into by HOKU with such third parties in compliance with Section 3.2.4 below, in any given calendar month during the term of this Agreement unless and until HOKU has fulfilled its Product shipment obligations to SUNTECH for such calendar month and all preceding calendar months.

3.2.4. During the first [*] Years, HOKU agrees that it will not enter into any additional supply contract with, or make any supply commitment to, any third party (not including the long term supply contract that HOKU and SANYO entered into prior to the Effective Date) if the aggregate of HOKU’s delivery obligations under all of its supply contracts (including those with SUNTECH and SANYO) and such additional supply contract/commitment during any month would exceed the rated monthly production capacity of all Reactors as certified by the manufacturer thereof. Subject to the foregoing, this Agreement shall not preclude HOKU from (A) entering into supply contracts for additional capacity from Facility expansion, including pre-sales of potential Facility expansions, or from increased productivity of the Reactors, or (B) selling on the spot market or entering into long-term contracts for the sale of polysilicon that does not meet the Product Specifications at any time during the term of this Agreement, provided that HOKU uses commercially reasonable efforts to meet the Product Specifications with respect to such polysilicon and that HOKU does not manufacture polysilicon for the purpose of making such spot market sales or fulfilling such long term contracts.

3.2.5. Notwithstanding anything to the contrary, nothing in this Section 3.2 is intended by the Parties, or shall be deemed, to waive, limit or otherwise affect any other rights and remedies that

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SUNTECH may have in connection with any HOKU failures to fulfill, or delays in fulfilling, its Product supply obligations under this Agreement.

3.3. HOKU intends to manufacture the Products at the Facility; however, notwithstanding anything to the contrary herein, HOKU may deliver to SUNTECH Products that are manufactured by a third party, provided that the Products meet the Product Specifications and price set forth in this Agreement. HOKU shall manufacture the Products only in the Facility, or in other adequate, qualified manufacturing facilities that have access to all necessary labor and equipment. In the event that more than [*] of the polysilicon shipped to SUNTECH during any calendar quarter fails to meet the Product Specifications (which may be determined through testing of batches/samples), such facilities shall be subject to inspection and/or re-qualification audits by SUNTECH and/or its representatives from time to time and upon reasonable prior written notice to HOKU, and the polysilicon produced at such facilities shall be subject to third party quality testing at a mutually agreeable location (such agreement not to be unreasonably withheld or delayed) and at HOKU’s sole expense. HOKU shall bear such expense until less than [*] of HOKU’s polysilicon shipments in a quarter do not meet Product Specifications. HOKU shall have the right to pre-approve any third party inspector selected by SUNTECH that is not a Qualified Engineering Firm (such approval not to be unreasonably withheld or delayed), which must not be a HOKU Competitor, and such inspector shall be obligated to sign a commercially reasonable non-disclosure agreement with HOKU. HOKU shall continuously make available the necessary capacity at such manufacturing facilities to meet Guaranteed Monthly Quantity of Products and shall provide all labor, materials and other items necessary to perform its obligations hereunder. For the sake of clarity, the foregoing sentence is not a guaranty of shipment; all Product delivery guaranties are specifically set forth in Sections 2.1, 3.1 and 3.2 above and Sections 3.4 and 4 below.

3.4. If HOKU does not complete shipment of the Primary Monthly Quantity of Products or the Secondary Monthly Quantity of Products for any month on or before the end of the applicable Primary Delivery Grace Period or Secondary Delivery Grace Period, the purchase price for the delayed Products shall be reduced by [*] of the original purchase price for each week or part thereof that the Product shipment is delayed beyond the applicable Primary Delivery Grace Period or Secondary Delivery Grace Period. Notwithstanding anything to the contrary, the maximum amount of the cumulative purchase price reduction shall not exceed [*] of the original price of the respective delayed Products.

4. Shipping & Delivery.

4.1. The first shipment of the Guaranteed Monthly Quantity of Product is due on or before July 31, 2009; provided, however, that HOKU shall provide at least thirty (30) days’ prior written notice if the first shipment will occur prior to July 31, 2009.

4.2. Shipments shall be made from the Facility (or from a third party facility if applicable pursuant to Section 3.3 above) on a monthly basis. On or around the first day of each calendar month, an estimated Product shipment schedule will be provided by HOKU to SUNTECH covering such month and the following eleven (11) months thereafter (the “Shipment Schedule”). All Product shipments shall include a quality control certificate from HOKU certifying that the Products have been tested pursuant to HOKU’s quality control testing procedures to ensure that the Products being shipped meet the Product Specifications.

5. Payments & Advances.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.1. Within five (5) Business Days after the later of (A) execution of this Agreement and (B) HOKU’s delivery to SUNTECH of the Officer’s Closing Certificate, SUNTECH shall provide HOKU an initial deposit of Two Million U.S. Dollars (US$2,000,000.00) (the “Initial Deposit”) as advance payment for Products to be delivered under this Agreement.

5.2. Subject to HOKU’s completion of the Initial Financing, SUNTECH shall pay in cash to HOKU the additional sum of Forty-Five Million U.S. Dollars (US$45,000,000.00) (the “Main Deposit”) as an advance payment for Products to be delivered under this Agreement in accordance with the milestone schedule set forth below.

5.2.1. [*] of the Main Deposit (the “[*] Installment”) shall be paid to HOKU within fifteen (15) Business Days after HOKU’s successful completion of one “[*]” (as defined in the next sentence) and HOKU’s delivery to SUNTECH of an Officer’s Compliance Certificate dated as of the date of such completion. For purposes of this Agreement, a “[*]” means [*]. SUNTECH understands that the [*] is not meant to produce solar purity polysilicon. SUNTECH shall, at its expense, attend the [*]. SUNTECH may, at its option and expense, invite a third party technical advisor to attend the [*] with or in lieu of SUNTECH. HOKU shall provide written notice to SUNTECH no less than ten (10) Business Days prior to the [*]. Any third party technical advisor that SUNTECH requests to view the [*] must not be a Hoku Competitor, and must sign a reasonable confidentiality agreement prior to participating in the [*]. Upon completion of the [*], HOKU and SUNTECH shall sign the [*] Certificate attached hereto as Appendix 5 (the “[*] Certificate”) to indicate whether or not the [*] was successfully completed.

5.2.2. [*] of the Main Deposit (the “[*] Installment”) shall be paid to HOKU within fifteen (15) Business Days after HOKU’s successful completion of the “[*]” (as defined below) and HOKU’s delivery to SUNTECH of an Officer’s Compliance Certificate dated as of the date of such completion. For purposes of this Agreement, a “[*]” means [*]. SUNTECH shall, at its expense, attend the [*]. SUNTECH may, at its option and expense, invite a third party technical advisor to attend the [*] with or in lieu of SUNTECH. HOKU shall provide written notice to SUNTECH no less than ten (10) Business Days prior to the [*]. Any third party technical advisor that SUNTECH requests to view the [*] must not be a HOKU Competitor, and must sign a reasonable confidentiality agreement prior to participating in the [*]. Upon completion of the [*], HOKU and SUNTECH shall sign the [*] Certificate attached hereto as Appendix 6 (the “[*] Certificate”) to indicate whether or not the [*] was successfully completed.

5.2.3. [*] of the Main Deposit (the “[*] Installment”) shall be paid to HOKU within fifteen (15) Business Days after the later of the date when [*]. Upon completion of the [*], HOKU and SUNTECH shall sign the [*] Certificate attached hereto as Appendix 7 (the “[*] Certificate”) to indicate whether or not the [*] was successfully completed.

5.2.4. In the event that the Parties cannot resolve a dispute as to whether a milestone has been achieved under Sections 5.2.1, 5.2.2, or 5.2.3, and the Parties cannot resolve the dispute in accordance with the first two (2) sentences of Section 13.2, then the Parties agree to appoint an independent engineer (the “Independent Engineer”) to make the final determination regarding the success or failure of the [*], as applicable. The Independent Engineer shall be selected by and reasonably acceptable to the Collateral Agent, the Senior Secured Parties (as that term is defined in the Intercreditor Agreement), HOKU and SUNTECH; provided, however, that if the Collateral Agent, the Senior Secured Parties, HOKU and SUNTECH cannot agree on the Independent Engineer within ten (10) days, the

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

Independent Engineer shall be selected solely by the Collateral Agent and the Senior Secured Parties among all Qualified Engineering Firms. The conclusion of the Independent Engineer shall be final for, binding upon and non-appealable by HOKU and SUNTECH with respect to the success or failure of the applicable milestone. The fees and expenses of such Independent Engineer shall be shared by HOKU and SUNTECH if the Independent Engineer was hired to resolve a reasonable disagreement between HOKU and SUNTECH regarding the success or failure of the applicable milestone; such fees and expenses shall be paid solely by SUNTECH if the Independent Engineer was hired because SUNTECH or its third party designee either did not attend the applicable demonstration (after notice having been provided pursuant to Section 5.2.1 or 5.2.2, as applicable), or did not confirm to HOKU in writing either the success or failure of the applicable milestone; and such fees and expenses shall be paid solely by HOKU if the Independent Engineer was hired because HOKU did not confirm to SUNTECH in writing either the success or failure of the applicable milestone, HOKU did not perform the applicable demonstration in accordance with the terms of Section 5.2.1 or 5.2.2, as applicable, or HOKU did not provide sufficient advance notice of the applicable demonstration as specified in Section 5.2.1 or 5.2.2, as applicable.

5.2.5. HOKU shall use commercially reasonable efforts to complete each of the milestones by its respective Target Date listed in the table below. HOKU may attempt to achieve each milestone any number of times, provided that the procedures set forth in Section 5.2.1, 5.2.2, or 5.2.3, as applicable, are followed; and, provided, further that if any milestone is not completed by the respective Final Date listed in the table below, SUNTECH shall have the right to terminate the Agreement in accordance with Section 9.3.2. Notwithstanding anything to the contrary in this Agreement, HOKU may achieve the [*] in any order; for example, HOKU may complete the [*], and SUNTECH shall pay to HOKU the [*] Installment, as applicable, prior to HOKU successfully completing the [*].

Milestone	Target Date	Final Date

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]

5.3. Stand-by Letter of Credit.

5.3.1. Within five (5) Business Days after the Effective Date SUNTECH shall open a confirmed irrevocable stand-by letter of credit in substantially the form of Appendix 4 attached hereto, and shall be subject to the prior approval and possible amendment in language by the issuing banks and the Collateral Agent to ensure consistency and compliance with the terms of this Agreement and commercially reasonable market terms for a letter of credit (the “Stand-by Letter of Credit”) in favor of HOKU in an amount equal to the Main Deposit against SUNTECH’s failure to pay the Main Deposit (as defined above). The Stand-by Letter of Credit shall be reduced dollar-for-dollar by the amount of each installment of the Main Deposit upon SUNTECH’s payment thereof in accordance with Section 5.2. The Stand-by Letter of Credit shall be valid for twelve (12) months, and, unless this Agreement is otherwise terminated in accordance with Section 9, shall be automatically renewable for additional twelve (12) month periods without the requirement of consent from SUNTECH until the Main Deposit is paid to HOKU in full.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

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5.3.2. Payment against the Stand-by Letter of Credit in favor of HOKU shall be available to HOKU upon presentation to the issuing bank (with a copy to the Collateral Agent) of: (i) a notarized letter from either HOKU’s Chief Executive Officer or the Collateral Agent certifying that the [*] (whichever is applicable to such installment) has been successfully completed, (ii) either (A) a notarized letter from an officer of SUNTECH confirming successful completion of the [*] (whichever is applicable to such installment), or (B) a copy of the final decision of the Independent Engineer confirming successful completion of the [*] (whichever is applicable to such installment), pursuant to Section 5.2.4 above, and (iii) a notarized letter from a duly authorized officer of HOKU certifying that SUNTECH has breached its payment obligations and failed to pay an undisputed portion of the applicable installment of the Main Deposit pursuant to Section 5.2 above more than fifteen (15) Business Days after being notified by HOKU of such failure.

5.3.3. The Stand-by Letter of Credit must be drawn on a branch of Bank of China that is located in the United States, or another bank located in the United States, which may include a branch office of another foreign bank that is located in the United States, which bank has a minimum long term credit rating by Standards and Poor’s or Moody’s, whichever is lower, of A+ with stable outlook (Standard & Poor’s) or A1 (Moody’s). The Stand-by Letter of Credit shall comply with the Uniform Rules and Customs for Documentary Letters of Credit (Publication of the International Chamber of Commerce #500, 1993 revision) or as most recently published by the International Chamber of Commerce.

5.4. HOKU shall invoice SUNTECH at or after the time of each shipment of Products to SUNTECH. Taxes, customs and duties, if any, will be identified as separate items on HOKU invoices. All invoices shall be sent to the attention of SUNTECH’s Financial Controller at SUNTECH’s address set forth in Section 13.4 or to such other address as SUNTECH may specify to HOKU in writing. Payment terms for all invoiced amounts shall be [*] days from date of invoice receipt. All payments shall be made in U.S. Dollars. [*]

5.5. At least fifteen (15) days prior to each quarter in the sixth and seventh Years of this Agreement, SUNTECH shall provide an advance cash payment to HOKU (each such payment, a “Supplemental Deposit”) that is equal to (a) [*] of the net purchase price of all Products scheduled to be shipped during such quarter at the then-applicable price, less (b) the amount of the Supplemental Deposits paid by SUNTECH for previous quarters (if any) that were not applied against invoices for shipments of Products. Each Supplemental Deposit shall be applied on a pro rata basis as a credit against each shipment made during the applicable quarter. To clarify, each Supplemental Deposit shall be applied on a straight-line basis against each invoice for shipments of Products made in the applicable quarter by a fraction where (x) the numerator is equal to the total amount (in metric tons) of the applicable shipment plus the total amount (in metric tons) of any outstanding shipments that were due in such quarter prior to the shipment date of the applicable shipment; and (y) the denominator is equal to [*] metric tons, such that the net amount due on the applicable invoice shall be reduced by the product of the Supplemental Deposit multiplied by such fraction. [*]

5.6. The prices for the Products do not include any excise, sales, use, import, export or other similar taxes, which taxes (which, for clarity do not include income taxes or similar taxes) will be invoiced to and paid by SUNTECH, provided that SUNTECH is legally or contractually obliged to pay such taxes. HOKU and SUNTECH will work together to eliminate the possibility of taxes, but if there are any assessed, HOKU shall promptly remit to SUNTECH in full any such taxes paid by SUNTECH which are refunded or credited to HOKU, or offset, claimed or otherwise used by HOKU, in whole or in part.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

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CONFIDENTIAL

5.7. SUNTECH shall be responsible for all transportation charges, duties or charges for shipping and handling incurred after HOKU’s delivery of the Products; thus, the price for the Products shall not include any such charges. HOKU shall provide reasonable assistance in managing shipping logistics and timing of pick-up with the freight forwarder to arrange for shipping ex works from the Facility. Notwithstanding the foregoing, if no freight train rail spur is available to connect the Facility to a main rail line used for freight shipments, HOKU shall deliver the Products FOB the nearest available maritime port (Incoterms 2000). Title and risk of loss shall pass to SUNTECH FOB origin.

5.8. Late payments and outstanding balances shall accrue interest at the lesser of 18% per annum or the maximum allowed by law.

6. Security Interest.

6.1. Subject to receipt of the Initial Deposit or payment of any portion of the Main Deposit, pursuant a separate security agreement and related collateral documents, HOKU hereby grants to SUNTECH a security interest in all of the tangible and intangible assets, properties and undertaking of HOKU, wherever located, including without limitation such assets and properties related to HOKU’s polysilicon business (the “Collateral”) for the purpose of securing the repayment obligations of HOKU to SUNTECH of the Total Deposit (and any portion thereof) set forth in this Agreement.

6.2. SUNTECH acknowledges and agrees that the security interests and liens in the Collateral will be expressly subordinated to the Senior Liens (as defined in the Intercreditor Agreement). SUNTECH shall enter into subordination agreements with the Collateral Agent for the Senior Secured Parties (as defined in the Intercreditor Agreement) on terms and conditions reasonably acceptable to SUNTECH and such Senior Secured Parties.

6.3. In addition, SUNTECH shall enter into collateral, intercreditor and other agreements (including, but not limited to, the Intercreditor Agreement, hereinafter referred to as the “Collateral Agreements”) with the Collateral Agent (as defined in the Intercreditor Agreement), [*] and HOKU’s other customers who provide prepayments for Products (collectively, “HOKU’s Other Customers”), and the other Secured Parties, in each case in form and substance acceptable to SUNTECH and as may be reasonably necessary to ensure that the security interest granted hereby is subordinate to the Senior Liens (as defined in the Intercreditor Agreement) and pari passu with the security interests that may be granted to HOKU’s Other Customers. Without limiting the foregoing, on or prior to the date of financial closing on HOKU’s senior credit agreement providing for the financing of the development and operation of the Facility, (a) HOKU and SUNTECH shall (and hereby agree to) enter into an Intercreditor Agreement substantially identical to the form of Intercreditor Agreement attached as Appendix 8 hereto, and (b) SUNTECH shall (and hereby agrees to) enter into a consent and agreement for the benefit of the Collateral Agent and Secured Parties (as defined in the Intercreditor Agreement) substantially identical to the form of consent and agreement attached as Appendix 9 hereto (the “Consent”), and (c) SUNTECH shall (and hereby agrees, and instructs its counsel, to) provide an opinion of legal counsel substantially in the form and scope of the form of legal opinion attached hereto as Appendix 10 (the “Legal Opinion”); provided, however, that each of the Intercreditor Agreement, Consent and Legal Opinion are subject to commercially reasonable changes that are (i) consistent with market practice for financings of a similar size and structure and (ii) approved in writing by SUNTECH. Such approval shall not be unreasonably withheld.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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6.4. The security interest granted hereby shall continue so long as HOKU continues to maintain any amount of the Total Deposit, and only to the extent of such remaining amount of the Total Deposit which has not been credited against the shipment of Products pursuant to this Agreement.

7. Product Quality Guarantee.

7.1. HOKU warrants to SUNTECH that the polysilicon supplied by HOKU to SUNTECH shall meet the Product Specifications. For each shipment that is shipped in a timely manner, this warranty shall survive for [*] days after the applicable shipment date, and for each shipment that is not shipped in a timely manner (including, without limitation, each shipment that is shipped during a Primary Delivery Grace Period or Secondary Delivery Grace Period, as applicable), this warranty shall survive for [*] days after the applicable shipment date (in each case, the “Warranty Period”). Upon delivery of the Products to SUNTECH as set forth in Section 5.7, HOKU warrants that the Products shall be free of all liens, mortgages, encumbrances, security interests and other claims and rights. HOKU will, upon prompt notification and compliance with HOKU’s instructions, promptly refund or replace, at SUNTECH’s sole option and at HOKU’s cost, any polysilicon which does not meet the Product Specifications, and SUNTECH shall comply with the inspection and return goods policy described in Section 8 below with respect to such polysilicon. No employee, agent or representative of HOKU has the authority to bind HOKU to any oral representation or warranty concerning the Products. Any oral representation or warranty made prior to the purchase of any Product and not set forth in writing and signed by a duly authorized officer of HOKU shall not be enforceable by SUNTECH. HOKU makes no warranty and shall have no obligation with respect to damage caused by or resulting from accident, misuse, neglect or unauthorized alterations to the Products not committed by HOKU, its Affiliates or any of its or their representatives.

7.2. HOKU EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING THE WARRANTIES OF MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE. HOKU’s sole responsibility and SUNTECH’s exclusive remedy for any claim arising out of a breach of the warranty set forth in the first sentence of Section 7.1 is a refund or replacement, as described in Section 7.1 above. With respect to any such breach, HOKU shall not be liable for any claims, losses or damages of any individual or entity or for lost profits or any special, indirect, incidental, consequential, or exemplary damages, howsoever arising, even if HOKU has been advised of the possibility of such damages.

7.3. HOKU shall, at its own expense, indemnify and hold SUNTECH, SUNTECH’s Affiliates and SUNTECH’s customers harmless from and against any expense or loss resulting from any actual or alleged infringement of any patent, trademark, trade secret, copyright, mask work or other intellectual property related to the Products, and shall defend at its own expense, including attorneys fees, any suit brought against SUNTECH, SUNTECH’s customers or SUNTECH’s Affiliates alleging any such infringement. SUNTECH agrees that: (i) SUNTECH shall give HOKU prompt notice in writing of any such suit; (ii) if HOKU provides evidence reasonably satisfactory to SUNTECH of HOKU’s financial ability to defend the matter vigorously and pay any reasonably foreseeable damages, SUNTECH shall permit HOKU, through counsel of HOKU’s choice, to answer the charge of infringement and defend such suit (but SUNTECH, SUNTECH’s customer or SUNTECH’s Affiliate may be represented by counsel and

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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participate in the defense at its own expense); and (iii) SUNTECH shall give HOKU all needed information, assistance, and authority, at HOKU’s expense, to enable HOKU to defend such suit. In case of a final award of damages in any such suit HOKU shall pay such award, but shall not be responsible for any settlement made without its prior consent. Except as otherwise expressly set forth herein, each Party disclaims any obligation to defend or indemnify the other Party, its officers, agents, or employees, from any losses, damages, liabilities, costs or expenses which may arise out of the acts of omissions of the disclaiming Party.

8. Inspection and Return Goods Policy.

8.1. If a visual inspection of appearance by SUNTECH of any shipment of Product upon the delivery of the Product to SUNTECH reveals any obvious and significant damage to the Product or packaging, then SUNTECH shall inform HOKU promptly, and in no case later than [*] after discovery of such damage. For the avoidance of doubt, this Section 8.1 shall not limit SUNTECH’s rights or obligations with respect to such shipment, including, without limitation, SUNTECH’s right to make a claim during the Warranty Period in accordance with Section 8.2 below.

8.2. Each claim for breach of Warranty must be submitted during the applicable Warranty Period, and the Products that are the subject of such claim may be returned to HOKU promptly after HOKU’s written request for the return of such Products, which may be submitted after HOKU completes its inspection of such Products and confirms the defect pursuant to Section 8.3 below. HOKU may specify the mode of transportation for such returned Products and shall bear all third party shipping costs and expenses incurred for all defective Products that are returned in accordance with Section 8 of this Agreement. To assure prompt handling, HOKU shall provide SUNTECH a return goods authorization number within 48 hours of SUNTECH’s request. Provided that HOKU communicates this number to SUNTECH within such timeframe, SUNTECH will reference this number on return shipping documents. Returns made without the authorization number provided by HOKU in accordance with the foregoing may be subject to HOKU’s reasonable charges equal to HOKU’s actual additional handling costs. HOKU reserves the right to reverse any credit issued to SUNTECH if, upon return, such Product is determined by a predetermined third party mutually selected by both Parties not to be defective.

8.3. HOKU shall have the right to undertake its own inspection prior to any return of the Products pursuant to Section 8.2 above.

9. Term and Termination.

9.1. The term of this Agreement shall begin on the Effective Date, and unless previously terminated as hereinafter set forth, shall remain in force until the end of the tenth Year; provided, however, that either Party may unilaterally, and without the consent of the other Party, reduce the term of this Agreement so that it will expire at the end of the seventh Year by providing written notice of termination to the other Party at any time prior to the end of the fourth Year.

9.2. Each Party may, at its discretion, upon written notice to the other Party, and in addition to its rights and remedies provided under this Agreement or any other agreement executed in connection with this Agreement and at law or in equity, terminate this Agreement in the event of any of the following:

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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9.2.1. Upon a material breach of the other Party of any material provision in this Agreement, and failure of the other Party to cure such material breach within sixty (60) days after receiving written notice thereof. Notwithstanding the foregoing, HOKU shall have the right to terminate this Agreement if:

(a) SUNTECH fails to pay the Initial Deposit within ten (10) Business Days after the Effective Date, without any cure period;

(b) SUNTECH fails to provide the Stand-by Letter of Credit within ten (10) Business Days after the Effective Date, without any cure period; or

(c) SUNTECH fails to make payment on the [*] payment terms set forth in Section 5.4 hereof or fails to make any prepayment pursuant to Section 5.5 hereof when due, and SUNTECH fails to make such payment or prepayment within thirty (30) days after receiving written notice of default containing the threat of immediate termination if payment or prepayment is not made within such thirty (30) day period.

9.2.2. Upon the voluntary or involuntary initiation of bankruptcy or insolvency proceedings against the other Party; provided, that for an involuntary bankruptcy or insolvency proceeding, the Party subject to the proceeding shall have sixty (60) working days within which to dissolve the proceeding or demonstrate to the terminating Party’s satisfaction the lack of grounds for the initiation of such proceeding;

9.2.3. If the other Party (i) becomes unable, or admits in writing its inability, to pay its debts generally as they mature, (ii) becomes insolvent (as such term may be defined or interpreted under any applicable statute); or

9.2.4. In accordance with the provisions of Section 12 below.

9.3. Without limiting SUNTECH’s right to terminate this Agreement pursuant to Section 9.1 and 9.2, SUNTECH shall have the right to terminate this Agreement in the event of the following:

9.3.1. If the shipment for the First Shipment Month is not made by HOKU on or before December 31, 2009.

9.3.2. If HOKU fails to complete a milestone by the Final Date therefor set forth in Section 5.2.5.

9.4. Without limiting either Party’s right to terminate this Agreement pursuant to Section 9.1 and 9.2, HOKU and SUNTECH shall each have the right to terminate this Agreement in the event that HOKU has, on or before March 31, 2008, failed to complete the Initial Financing.

9.5. Upon the expiration or termination of this Agreement howsoever arising and subject always to the provisions of Section 9.6 below, the following Sections shall survive such expiration or termination: Sections 1 (Definitions); Section 7 (Product Quality Guarantee), Section 8 (Inspection and Return Goods Policy); Sections 9.6 and 9.7 (Term and Termination); Section 10 (Liability); and Section 13 (General Provisions).

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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9.6. Upon expiration or termination of this Agreement for any reason, all Product shipments that were due prior to such expiration or termination shall be completed by HOKU and for this purpose and to that extent, the provisions of this Agreement shall continue in full force and effect.

9.7. If this Agreement expires at the end of the Term or if SUNTECH terminates this Agreement pursuant to any provision of this Agreement, then any funds remaining on the Total Deposit or any Supplemental Deposits on such date of termination shall be returned promptly to SUNTECH. “Funds remaining” on the Total Deposit or any Supplemental Deposits are funds not applied (pursuant to Section 5.4 or 5.5. above, as applicable) against SUNTECH’s purchase of Product actually delivered to SUNTECH hereunder.

10. Liability.

10.1. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR EXEMPLARY OR PUNITIVE DAMAGES, OR ANY DAMAGES FOR LOST PROFITS OR LOST REVENUES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.2. EXCEPT FOR HOKU’S OBLIGATIONS UNDER SECTION 7.3 AND HOKU’S OBLIGATION TO REPAY THE TOTAL DEPOSIT AND SUPPLEMENTAL DEPOSITS PURSUANT TO SECTION 9.7 ABOVE, NEITHER PARTY’S TOTAL LIABILITY TO THE OTHER FOR ANY KIND OF LOSS, DAMAGE OR LIABILITY ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, UNDER ANY THEORY OF LIABILITY, SHALL EXCEED IN THE AGGREGATE ALL REMAINING AMOUNTS PAYABLE (INCLUDING SUMS OWED BUT NOT PAID) PURSUANT TO THIS AGREEMENT AT THE TIME THE CLAIM IS MADE.

11. HOKU Representations & Warranties. HOKU makes the following representations and warranties to SUNTECH:

11.1. HOKU is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the lawful power to own its properties and to engage in the business it conducts.

11.2. The execution and performance of this Agreement will not immediately, or with the passage of time or the giving of notice, or both, (a) violate any law or result in a default under any contract, agreement, or instrument to which HOKU is a party or by which HOKU or its property is bound, or (b) result in the creation or imposition of any security interest in, or lien or encumbrance on, any of the assets of HOKU, except for the security interest granted or to be granted to SUNTECH pursuant to this Agreement.

11.3. HOKU has the power and authority to incur and perform its obligations under this Agreement, and HOKU has taken all corporate action necessary to authorize the execution and delivery of this Agreement and its incurring of such obligations.

11.4. Except to the extent that the failure to comply would not materially interfere with the conduct of the business of HOKU, HOKU has complied and will comply with all applicable laws, and has obtained and will obtain all necessary permits, licenses and other governmental authorizations, in

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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respect of: (a) restrictions, specifications, or other requirements pertaining to products that HOKU sells or to the services it performs; (b) the conduct of its business; and (c) the construction, use, maintenance, and operation of the Facility and HOKU’s other properties (except to the extent that such permits, licenses or other governmental authorizations are not yet necessary to be obtained by or on behalf of HOKU at such time in light of the stage of development, construction or operation of the Facility to enable HOKU to construct, test, operate, maintain, repair, own its interest in, or use the Facility) as contemplated by this Agreement, sell polysilicon from the Facility, or consummate and/or perform any obligation contemplated hereby, including all environmental, regulatory and other permits and approvals.

11.5. HOKU has not entered into any binding supply contracts for polysilicon other than its contract with SANYO Electric Co., Ltd. HOKU has not committed to supply to SANYO Electric Co., Ltd. more than [*] metric tons of polysilicon in any given year during the Term. Notwithstanding anything to the contrary in this Agreement, HOKU may sell on the spot market or enter into long-term contracts for the sale of polysilicon that does not meet the Product Specifications at any time during the term of this Agreement, provided that HOKU uses commercially reasonable efforts to meet the Product Specifications with respect to such polysilicon and that HOKU does not manufacture polysilicon for the purpose of making such spot market sales or fulfilling such long term contracts.

12. Force Majeure. Neither Party shall be liable for damages to the other Party for failure of or delay in performance of any obligation under this Agreement, directly, or indirectly, owing to acts of God, war, war-like condition, terrorism, embargoes, riots, strike, lock-out and other events beyond its reasonable control which were not reasonably foreseeable and whose effects are not capable of being overcome without unreasonable expense and/or loss of time to the affected Party (i.e., the party that is unable to perform). If such failure or delay occurs, the affected Party shall notify the other Party of the occurrence thereof as soon as possible, and the Parties shall discuss the best way to resolve the event of force majeure. If the performance of HOKU is delayed for Force Majeure for a cumulative period of thirty (30) days or more, HOKU will use commercially reasonable efforts to transition its production of the Products for the duration of the Force Majeure to an alternate source (which may be a HOKU Competitor). If the conditions of Force Majeure continue to materially impede performance of any material obligation under this Agreement for a period of more than three (3) consecutive calendar months (and, only if HOKU is the affected Party, HOKU has not transitioned its production of the Products as provided in the immediately preceding sentence), then the non-affected Party shall be entitled to terminate this Agreement by written notice to the other Party. Upon such termination, any funds remaining on the Total Deposit or any Supplemental Deposit shall be refunded to SUNTECH.

13. General Provisions.

13.1. This Agreement shall be construed under and governed by the laws of the State of California, U.S.A.

13.2. Upon notice from one Party to the other of a dispute hereunder, the Parties agree to hold a meeting within thirty (30) days of receipt of such notice with at least one (1) representative from each Party who has decision-making authority for such company. At this meeting, the Parties will attempt to resolve the dispute in good faith. If, after the meeting, the dispute has not been resolved such dispute shall be finally settled by arbitration in San Francisco County or Santa Clara County, California, in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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thereof. Notwithstanding any of the foregoing, either Party may seek injunctive or other equitable relief at any time in any court of competent jurisdiction. This Section does not limit the right of any Party (or its collateral agent) to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

13.3. Neither HOKU nor SUNTECH may assign this Agreement to a third party without the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided however that either Party may assign this Agreement, together with all of its rights and obligations hereunder, to an Affiliate without the consent of the other Party. Notwithstanding the foregoing, an assignment of this Agreement (together with all of its rights and obligations hereunder) by either Party to a third party in connection with a merger with such third party or sale of all or substantially all of the assets of the assigning Party to such third party shall not require the consent of the non-assigning Party. Subject to other provisions of this Section 13.3, this Agreement shall bind upon permitted successors and assigns of the Parties hereto. In the event of any assignment of this Agreement by HOKU in compliance with this Section 13.3, including, without limitation, an assignment through merger, acquisition or sale of assets, all obligations of HOKU that were required to be performed by HOKU at or from the Facility, including, without limitation, HOKU’s obligation to ship Products that were manufactured at the Facility, shall become the binding obligations of HOKU’s successor or assign; provided, however, that such successor or assign, as applicable, shall no longer be obligated to perform such obligation at or from the Facility, but may instead perform the obligation at or from its own polysilicon production facility, wherever it may be located, provided that (a) such performance complies with all other terms of this Agreement, including, without limitation, pricing, volume, quality, timing, shipping and warranty terms and (b) in the case of HOKU, such successor or assign, as applicable, provides SUNTECH with reasonable assistance with shipping logistics. For avoidance of doubt, such assistance shall include coordination and information regarding shipping, but exclude freight cost, insurance, or other incremental shipping costs.

13.4. Except as provided elsewhere in this Agreement, a notice is effective only if the Party giving or making the notice has complied with this Section 13.4 and if the addressee has received the notice. A notice is deemed to have been received as follows:

(a)	If a notice is delivered in person, or sent by registered or certified mail, or nationally or internationally recognized overnight courier, upon receipt as indicated by the date on the signed receipt; or

(b)	If a notice is sent by facsimile, upon receipt by the Party giving the notice of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the addressee’s facsimile number.

Each Party giving a notice shall address the notice to the appropriate person at the receiving Party at the address listed below or to a changed address as the Party shall have specified by prior written notice:

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SUNTECH:

WUXI SUNTECH POWER CO., LTD.

17-6 CHANG JIANG SOUTH ROAD

NEW DISTRICT WUXI 214028

CHINA

Attn: Zhengrong Shi Ph. D.

E-mail: [*]

Facsimile: [*]

With a copy to:

WUXI SUNTECH POWER CO., LTD.

17-6 CHANG JIANG SOUTH ROAD

NEW DISTRICT WUXI 214028

CHINA

Attn: Steven Chan

E-mail: [*]

Facsimile: [*]

HOKU:

HOKU MATERIALS, INC.

One Hoku Way

Pocatello, Idaho 83201 USA

Attn: Mr. Dustin Shindo, CEO

E-mail: [*]

Facsimile:

With a copy to:

HOKU SCIENTIFIC, INC.

1075 Opakapaka Street

Kapolei, Hawaii 96707, USA

Attn: Mr. Dustin Shindo, CEO

E-mail: [*]

Facsimile: +1 (808) 682-7800

13.5. The waiver by either Party of the remedy for the other Party’s breach of or its right under this Agreement will not constitute a waiver of the remedy for any other similar or subsequent breach or right.

13.6. If any provision of this Agreement is or becomes, at any time or for any reason, unenforceable or invalid, no other provision of this Agreement shall be affected thereby, and the remaining provisions of this Agreement shall continue with the same force and effect as if such unenforceable or invalid provisions had not been inserted in this Agreement.

13.7. No changes, modifications or alterations to this Agreement shall be valid unless reduced to writing and duly signed by respective authorized representatives of the Parties.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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13.8. No employment, agency, trust, partnership or joint venture is created by, or shall be founded upon, this Agreement. Each Party further acknowledges that neither it nor any Party acting on its behalf shall have any right, power or authority, implied or express, to obligate the other Party in any way.

13.9. Neither Party shall make any announcement or press release regarding this Agreement or any terms thereof without the other Party’s prior written consent; provided, however, that the Parties will work together to issue a joint press release within two (2) business days after execution of this Agreement. Notwithstanding the foregoing, either Party may publicly disclose the material terms of this Agreement pursuant to the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, or other applicable law; provided, however, that the Party being required to disclose the material terms of this Agreement shall provide to the other Party reasonable advance notice and a reasonable opportunity to review the proposed disclosure and comment thereon, and shall use commercially reasonable efforts to obtain confidential treatment from the applicable governing entity for all pricing, technical and other sensitive information set forth in this Agreement.

13.10. This Agreement constitutes the entire agreement between the Parties and supersedes all prior and contemporaneous agreements, proposal(s) and discussions, relative to the subject matter of this Agreement and neither of the Parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein. No oral explanation or oral information by either Party hereto shall alter the meaning or interpretation of this Agreement.

13.11. The headings are inserted for convenience of reference and shall not affect the interpretation and or construction of this Agreement.

13.12. Words expressed in the singular include the plural and vice-versa.

13.13. HOKU shall allow SUNTECH visitation rights to the Facility after the date of this Agreement and until the first delivery of Products upon reasonable advanced notice, at mutually agreeable times, and not to areas of the Facility that are outside the scope of this Agreement; provided, however, that SUNTECH shall be limited to two visits per calendar quarter, and SUNTECH shall bear all of its costs and expenses incurred in connection with such visitation.

13.14. If HOKU has not completed the Initial Financing by October 17, 2007, HOKU shall provide to SUNTECH, beginning on October 31, 2007, a bi-weekly written update on the 15th day and the last day of each month, on the status of such Initial Financing, which shall include a summary of any open conditions to closing such Initial Financing and HOKU’s progress towards satisfying such conditions. HOKU’s obligation to provide such reports shall end on the earlier of (a) the closing date of the Initial Financing; and (b) March 31, 2008.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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IN WITNESS WHEREOF, the Parties have executed this Supply Agreement as of the date first set forth above.

SUNTECH:	HOKU:

WUXI SUNTECH POWER CO., LTD.	HOKU MATERIALS, INC.

By:	By:

Name: Zhengrong Shi	Name: Dustin Shindo

Title: Chairman & CEO	Title: Chairman & CEO
Authorized Signatory	Authorized Signatory

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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APPENDIX 1

PRICING SCHEDULE

Actual Delivery Period	Quantity	Price / kg
July 1, 2009 – June 30, 2010	[*]	[*]
July 1, 2009 – June 30, 2011	[*]	[*]
July 1, 2011 – June 30, 2012	[*]	[*]
July 1, 2012 – June 30, 2013	[*]	[*]
July 1, 2013 – June 30, 2014	[*]	[*]
July 1, 2014 – June 30, 2015	[*]	[*]
July 1, 2015 – June 30, 2016	[*]	[*]

July 1, 2016 – June 30, 2017	[*]	[*]
July 1, 2017 – June 30, 2018	[*]	[*]
July 1, 2018 – June 30, 2019	[*]	[*]

For avoidance of doubt, the price applicable to any shipment of Products shall be the price set forth above corresponding to the actual date of shipment, without regard to the date on which such shipment was due or was scheduled for shipment.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 1 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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APPENDIX 2

PRODUCT SPECIFICATIONS

Type	Bulk elements	Value	Unit

Acceptors	[*]	[*]	[*]

Donors	[*]	[*]	[*]

Carbon Levels (first 6 months)	[*]	[*]	[*]

Carbon Levels (after 6 months)	[*]	[*]	[*]

Total Metals	[*]	[*]	[*]

Product Specifications shall be tested in accordance with the following procedures: [*].

Product shall be packaged in a virgin polyethylene (no additives) bag. A double bag system shall be used to be compatible with clean room requirements. Products shall be palletized.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 2 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

APPENDIX 3

POTENTIAL QUALIFIED ENGINEERING FIRMS

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 3 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

APPENDIX 4

STAND-BY LETTER OF CREDIT

STANDBY L/C FOR PAYMENT

[Note original L/C issued directly to Beneficiary—See related notes re. Assignment on pages 5/6]

TO: [HOKU MATERIALS, INC.][Beneficiary]

One Hoku Way

Pocatello, Idaho 83201 USA

Attn: Mr. Dustin Shindo, CEO

E-mail: dshindo@hokusci.com

DEAR SIRS,

In view of the contract No. (        ) (hereinafter referred to as the “Hoku Supply Agreement”) signed between you and WUXI SUNTECH POWER CO., LTD.17-6 CHANG JIANG SOUTH ROAD NEW DISTRICT WUXI 214028 CHINA (hereinafter referred to as “Suntech”).

Subject to the terms and conditions set forth herein, we, [*] (“We” or “[*]”), hereby unconditionally and irrevocably issue this standby letter of credit no. (        ) (the “Stand-by Letter of Credit”) in your favor for account of Suntech for maximum amount USD45000000.00 (say (Forty-Five Million U.S. Dollars only) (hereinafter referred to as the guaranteed amount).

Capitalized terms used herein shall have the respective meanings set forth in Annex A.

We hereby agree as follows:

(a)

The Beneficiary may request drawings under this Stand-by Letter of Credit by giving [*] a duly completed 1st Demand, 2nd Demand or 3rd Demand (hereinafter collectively referred to as the “Demand”). A Demand must be received by [*] by not later than 12.00 p.m. (U.S. Pacific Time) on the Expiry Date.

(b)	Subject to the terms of this Stand-by Letter of Credit, [*] unconditionally and irrevocably undertakes to the Beneficiary that, within ten (10) Business Days of receipt by it of a Demand, it must pay to the Beneficiary the amount demanded in that Demand.

(c)	[*] will not be obliged to make payment under this Stand-by Letter of Credit if, as a result, the aggregate of all payments made by it under this Stand-by Letter of Credit would exceed the Total L/C Amount.

Documents required:

(a) Each of the 1st Demand, the 2nd Demand and the 3rd Demand (each, a “Demand”) shall be in writing, subject to the stipulations, unless otherwise stated, must be made by letter and must be received in legible form by [*] at its address and by the particular department or officer (if any) as follows:

[Insert [*] address/information]

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 4 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

(b) The 1st Demand must be received by [*] no later than [*], and accompanied by the items described in (I), (II) and (III) below:

I.	(i)(A) an Officer’s Compliance Certificate certifying that HOKU has completed the Initial Financing, and (B) the [*] Certificate bearing the notarized signatures of HOKU’s Chief Executive Officer or an authorized officer of the Beneficiary, certifying that the [*] has been successfully completed and that SUNTECH is more than fifteen (15) Business Days late in paying the [*] Installment; and

(ii) (A) If the [*] Certificate is signed by HOKU’s Chief Executive Officer, a Certificate of Incumbency of HOKU bearing the notarized signature of the secretary of HOKU which certifies that HOKU’s Chief Executive Officer has been duly elected and is currently holding the office of Chief Executive Officer, or (B) If the [*] Certificate is signed by an authorized officer of the Beneficiary, a Certificate of Incumbency of the Beneficiary bearing the notarized signature of the secretary of the Beneficiary which certifies that the authorized officer of the Beneficiary is duly appointed to act on behalf of the Beneficiary;

AND

II.	(A)(i) the [*] Certificate bearing the notarized signature of an executive officer of SUNTECH, certifying that the [*] has been successfully completed; and

(ii) a Certificate of Incumbency of SUNTECH bearing the notarized signature of the secretary of SUNTECH which certifies that the executive officer of SUNTECH whose signature appears on the [*] Certificate has been duly elected and is currently holding the position of an executive officer of SUNTECH;

OR

(B) the [*] Certificate bearing the notarized signature of the Independent Engineer certifying that the [*] has been successfully completed.

AND

III.	(i) a letter (the “Breach Letter”) bearing the notarized signature of an executive officer of HOKU, certifying that SUNTECH has breached its payment obligations and failed to pay an undisputed portion of the [*] Installment pursuant to Section 5.2.1 of the HOKU Supply Agreement more than fifteen (15) days after being notified by HOKU of such failure; and

(ii) a Certificate of Incumbency of HOKU bearing the notarized signature of the secretary of HOKU which certifies that the executive officer of HOKU whose signature appears on the Breach Letter has been duly elected and is currently holding the position of an executive officer of HOKU

(c) The 2nd Demand must be received by [*] by no later than [*], and must be accompanied by the items described in (I), (II) and (III) below.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 4 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

I.	(i)(A) an Officer’s Compliance Certificate certifying that HOKU has completed the Initial Financing, and (B) the [*] Certificate bearing the notarized signatures of HOKU’s Chief Executive Officer or an authorized officer of the Beneficiary, certifying the [*] has been successfully completed and that SUNTECH is more than fifteen (15) Business Days late in paying the [*] Installment; and

(ii)(A) If the [*] Certificate is signed by HOKU’s Chief Executive Officer, a Certificate of Incumbency of HOKU bearing the notarized signature of the secretary of HOKU which certifies that HOKU’s Chief Executive Officer has been duly elected and is currently holding the office of Chief Executive Officer, or (B) If the [*] Certificate is signed by an authorized officer of the Beneficiary, a Certificate of Incumbency of the Beneficiary bearing the notarized signature of the secretary of the Beneficiary which certifies that the authorized officer of the Beneficiary is duly appointed to act on behalf of the Beneficiary;

AND

II.	(A)(i) the [*] Certificate bearing the notarized signature of an executive officer of SUNTECH, certifying that the [*] has been successfully completed; and

(ii) a Certificate of Incumbency of SUNTECH bearing the notarized signature of the secretary of SUNTECH which certifies that the executive officer of SUNTECH whose signature appears on the [*] Certificate has been duly elected and is currently holding the position of an executive officer of SUNTECH;

OR

(B) the [*] Certificate bearing the notarized signature of the Independent Engineer certifying that the [*] has been successfully completed.

AND

III.	(i) a Breach Letter bearing the notarized signature of an executive officer of HOKU, certifying that SUNTECH has breached its payment obligations and failed to pay an undisputed portion of the [*] Installment pursuant to Section 5.2.2 of the HOKU Supply Agreement more than fifteen (15) days after being notified by HOKU of such failure; and

(ii) a Certificate of Incumbency of HOKU bearing the notarized signature of the secretary of HOKU which certifies that the executive officer of HOKU whose signature appears on the Breach Letter has been duly elected and is currently holding the position of an executive officer of HOKU

(d) The 3rd Demand must be received by [*] by no later than [*], and must be accompanied by the items described in (I), (II) and (III) below.

I.	(i)(A) an Officer’s Compliance Certificate certifying that HOKU has completed the Initial Financing, and (B) the [*] Certificate bearing the notarized signatures of HOKU’s Chief Executive Officer or an authorized officer of the Beneficiary, certifying that the [*] has been successfully completed and that

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 4 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

SUNTECH is more than fifteen (15) Business Days late in paying the [*] Installment; and

(ii)(A) If the [*] Certificate is signed by HOKU’s Chief Executive Officer, a Certificate of Incumbency of HOKU bearing the notarized signature of the secretary of HOKU which certifies that HOKU’s Chief Executive Officer has been duly elected and is currently holding the office of Chief Executive Officer, or (B) If the [*] Certificate is signed by an authorized officer of the Beneficiary, a Certificate of Incumbency of the Beneficiary bearing the notarized signature of the secretary of the Beneficiary which certifies that the authorized officer of the Beneficiary is duly appointed to act on behalf of the Beneficiary;

AND

II.	(A)(i) the [*] Certificate bearing the notarized signature of an executive officer of SUNTECH, certifying that the [*] has been successfully completed; and

(ii) a Certificate of Incumbency of SUNTECH bearing the notarized signature of the secretary of SUNTECH which certifies that the executive officer of SUNTECH whose signature appears on the [*] Certificate has been duly elected and is currently holding the position of an executive officer of SUNTECH;

OR

(B) the [*] Certificate bearing the notarized signature of the Independent Engineer certifying that the [*] has been successfully completed.

AND

III.	(i) a Breach Letter bearing the notarized signature of an executive officer of HOKU, certifying that SUNTECH has breached its payment obligations and failed to pay an undisputed portion of the [*] Installment pursuant to Section 5.2.3 of the HOKU Supply Agreement more than fifteen (15) days after being notified by HOKU of such failure; and

(ii) a Certificate of Incumbency of HOKU bearing the notarized signature of the secretary of HOKU which certifies that the executive officer of HOKU whose signature appears on the Breach Letter has been duly elected and is currently holding the position of an executive officer of HOKU

All payments under this Stand-by Letter of Credit shall be made in United States Dollars, for value within ten Business Days of receipt of the Demand to the account of the Beneficiary specified therein and contingent of the fulfillment of the stipulations and conditions and receipt of the documents in each case set forth above.

The Guaranteed Amount will reduce automatically and on a dollar-for-dollar basis by the sum already paid by Suntech pursuant to the Hoku Supply Agreement upon presentation to [*] and the Beneficiary by Suntech of documentary evidence that it has made the said payment to Hoku pursuant to the terms of the Hoku Supply Agreement.

All banking charges other than opening charges of this standby are for account of Suntech.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 4 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

Except as expressly stated herein, this undertaking is not subjected to any contract, agreement, condition or qualification. The obligation and liabilities of us under this credit shall be independent.

This Standby Letter of Credit sets forth the full terms of our undertaking and such undertaking shall not in any way be modified, amended or amplified by reference to any document or instrument referred to herein or to which this guarantee relates and shall not be deemed to incorporate by reference to any such document or instrument.

This Stand-by Letter of Credit is governed by the laws of the State of California. Its courts shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter of Credit to the extent [*] is a party to the dispute.

Unless expressly consented by us, this standby L/C is not transferable or assignable except to Hoku in accordance with a general release by the Beneficiary of its security interests in Hoku pursuant to the Credit Agreement; provided, however, that we hereby acknowledge and consent to the beneficiary’s assignment of this standby L/C. as collateral security for its obligations to repay borrowed money, and the assignment of all of Hoku’s rights, title and interest in, to and under this standby L/C (the “Assigned Interests”) to the financial institution named as Collateral Agent for the Secured Parties (as defined below) (together with its successors, designees and assigns in such capacity, the “Agent”) pursuant to a Security Agreement to be made by the beneficiary in connection with such financing in favor of the Agent for the benefit of certain secured parties described therein (the “Secured Parties”) and in that certain Collateral Agency and Intercreditor Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) to be made in connection with such financing among the beneficiary, Hoku Materials Holdings, Inc., the Agent, and the other Secured Parties party thereto.

We further consent to the transfer of the Beneficiary’s interest under this Stand-by Letter of Credit to any Subsequent Transferee at a foreclosure sale or by a conveyance by the beneficiary in lieu of foreclosure and agree that, notwithstanding any provision hereof to the contrary, upon such foreclosure, sale or conveyance, such Subsequent Transferee shall be substituted for the Beneficiary under this Stand-by Letter of Credit and we shall perform our obligations hereunder in favor of the Subsequent Transferee.

This credit will come into effect upon the issuance hereof, and shall be binding on us as a continuing guarantee until the earlier of (such date, the “Expiry Date”) the date (if any) [*] is (i) notified by HOKU or the Beneficiary as the date upon which [*]’s obligations under this Stand-by Letter of Credit are released, (ii) notified by SUNTECH and the Beneficiary that SUNTECH is no longer obligated to pay the Main Deposit to HOKU pursuant to the HOKU Supply Agreement, or (iii) notified by a valid arbitration award or court order pursuant to Section 13.2 of the HOKU Supply Agreement that SUNTECH is no longer obligated to pay the Main Deposit to HOKU pursuant to the HOKU Supply Agreement.

Any claim should reach our counter on or before the Expiry Date. This Stand-by Letter of Credit shall automatically become null and void upon the Expiry Date, whether it is returned to us or not.

Except so far as otherwise expressly stated, this credit is subject to the Uniform Rules and Customs for Documentary Letters of Credit (Publication of the International Chamber of Commerce #500, 1993 revision) or as most recently published by the International Chamber of Commerce.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 4 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

ANNEX A

DEFINITIONS

“Beneficiary” means the financial institution named as the Collateral Agent under the Credit Agreement.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in the United States.

“1st Demand” means a demand for payment of one third of the Total L/C Amount under this Stand-by Letter of Credit in the form of Annex B to this Stand-by Letter of Credit.

“2nd Demand” means a demand for payment of one third of the Total L/C Amount under this Stand-by Letter of Credit in the form of Annex C to this Stand-by Letter of Credit.

“3rd Demand” means a demand for payment of one third of the Total L/C Amount under this Stand-by Letter of Credit in the form of Annex D to this Stand-by Letter of Credit.

“Credit Agreement” means that Credit Agreement to be entered into by HOKU with an affiliate of              as Administrative Agent and Collateral Agent and such lenders who shall from time to time become parties thereto providing senior secured financing for the polysilicon production plant contemplated in the HOKU Supply Agreement.

“HOKU” means Hoku Materials, Inc., a Delaware corporation.

“HOKU Supply Agreement” is the Supply Agreement which has been entered into by HOKU and SUNTECH on             , 2007 and is the underlying agreement of this Stand-by Letter of Credit.

“Independent Engineer” means the professional engineer that is selected pursuant to Section 5.2.4 of the HOKU Supply Agreement.

“Initial Financing” means an aggregate of $100 million in gross aggregate proceeds raised by HOKU from bank debt, equity offerings or any combination thereof (for avoidance of doubt, proceeds from customers and potential customers, whether in the form of payments, prepayments, deposits, escrowed funds or otherwise, shall not be included), to procure the Facility and equipment necessary to manufacture one thousand five hundred (1,500) metric tons of Product per annum.

“Officer’s Compliance Certificate” shall mean a certificate in substantially the form attached to the HOKU Supply Agreement as Appendix 12 that is executed by an executive officer of HOKU.

“[*]” has the meaning set forth in the HOKU Supply Agreement.

“[*] Certificate” means the certificate to be executed and notarized by HOKU or the Beneficiary, and SUNTECH or the Independent Engineer, as applicable, in the form attached to the HOKU Supply Agreement as Appendix 7.

“[*] Installment” means that portion of the Main Deposit payable by SUNTECH pursuant to Section 5.2.3 of the HOKU Supply Agreement.

“Subsequent Transferee” means a purchaser , successor, assignee and/or designee of Hoku’s rights, title and interest in, to and under this Stand-by Letter of Credit.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 5 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

“SUNTECH” means WUXI SUNTECH POWER CO., LTD. located at 17-6 Chang Jiang South Road, New District, Wuxi 214028 People’s Republic of China.

“[*]” has the meaning set forth in the HOKU Supply Agreement.

“[*] Certificate” means the certificate to be executed and notarized by HOKU or the Beneficiary, and SUNTECH or the Independent Engineer, as applicable, in the form attached to the HOKU Supply Agreement as Appendix 6.

“[*] Installment” means that portion of the Main Deposit payable by SUNTECH pursuant to Section 5.2.2 of the HOKU Supply Agreement.

“[*]” has the meaning set forth in the HOKU Supply Agreement.

“[*] Certificate” means the certificate to be executed and notarized by HOKU or the Beneficiary, and SUNTECH or the Independent Engineer, as applicable, in the form attached to the HOKU Supply Agreement as Appendix 5.

“[*] Installment” means that portion of the Main Deposit payable by SUNTECH pursuant to Section 5.2.1 of the HOKU Supply Agreement.

“Total Deposit” means Forty-seven Million U.S. Dollars ($47,000,000), i.e. the Total L/C Amount plus Two Million U.S. Dollars paid to HOKU pursuant to the HOKU Supply Agreement.

“Total L/C Amount” means the Main Deposit, as defined in the HOKU Supply Agreement, in the amount of Forty-five Million U.S. Dollars ($45,000,000).

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 5 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

ANNEX B

1st Demand

To: [ISSUING BANK]

[Date]

Stand-by Letter of Credit in favor of [HOKU][the Beneficiary] (the “Stand-by Letter of Credit”)

1st Demand

Dear Sirs,

We refer to the Stand-by Letter of Credit. Terms defined in the Stand-by Letter of Credit have the same meaning when used in this Demand.

1.	We certify that the sum of Fifteen Million U.S. Dollars ($15,000,000) is due under the HOKU Supply Agreement and SUNTECH has breached its payment obligations and failed to pay an undisputed portion of the [*] Installment pursuant to Section 5.2.1 of the HOKU Supply Agreement more than fifteen (15) days after being notified by HOKU of such failure. We therefore demand payment of the above sum.

2.

We also certify that the requirements regarding the form of this 1st Demand under the HOKU Supply Agreement and the Stand-by Letter of Credit have been met. In this regard, we have attached to this 1st Demand (I) the [*] Certificate which bears the notarized signatures of (A) HOKU’s Chief Executive Officer or an authorized officer of Beneficiary; and (B) SUNTECH’s executive officer or the Independent Engineer, certifying that the [*] has been successfully completed, and (II) a letter bearing the notarized signature of an executive officer of HOKU, certifying that SUNTECH has breached its payment obligations and failed to pay an undisputed portion of the [*] Installment pursuant to Section 5.2.1 of the HOKU Supply Agreement more than fifteen (15) days after being notified by HOKU of such failure. We also certify that HOKU has delivered an Officer’s Compliance Certificate to SUNTECH, and that HOKU has completed the Initial Financing.

3.	If the [*] Certificate is signed by HOKU, then we have attached a notarized Certificate of Incumbency of HOKU bearing the notarized signature of the secretary of HOKU which certifies that HOKU’s Chief Executive Officer has been duly elected and is currently holding the office of Chief Executive Officer.

4.	If the [*] Certificate is signed by the Beneficiary, then we have attached a notarized Certificate of Incumbency of the Beneficiary bearing the notarized signature of the secretary of the Beneficiary which certifies that the Beneficiary’s authorized officer is authorized to sign the [*] Certificate on behalf of the Beneficiary.

5.	If the [*] Certificate is signed by SUNTECH, then we have attached a notarized Certificate of Incumbency of SUNTECH bearing the notarized signature of the secretary of SUNTECH which certifies that the SUNTECH executive officer has been duly elected and is authorized to sign the [*] Certificate on behalf of SUNTECH.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 4 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

6.	If the [*] Certificate is signed by the Independent Engineer, then we have attached a letter from the Beneficiary confirming that the Independent Engineer is acceptable for the relevant subject matter under this Stand-by Letter of Credit.

7.	We also certify that the requirements regarding the form of this 1st Demand under the HOKU Supply Agreement and the Stand-by Letter of Credit have been met.

8.	Payment should be made to the following account:

Name:

Account Number:

Bank:

9.	The date of this Demand is not later than the Expiry Date.

Yours faithfully

(Authorized Signatory)	(Authorized Signatory)

For

[BENEFICIARY]

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 4 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

ANNEX C

2nd Demand

To: [ISSUING BANK]

[Date]

Stand-by Letter of Credit in favor of [HOKU][the Beneficiary] (the “Stand-by Letter of Credit”)

2nd Demand

Dear Sirs,

We refer to the Stand-by Letter of Credit. Terms defined in the Stand-by Letter of Credit have the same meaning when used in this Demand.

1.	We certify that the sum of Fifteen Million U.S. Dollars ($15,000,000) is due under the HOKU Supply Agreement and SUNTECH has breached its payment obligations and failed to pay an undisputed portion of the [*] Installment pursuant to Section 5.2.2 of the HOKU Supply Agreement more than fifteen (15) days after being notified by HOKU of such failure. We therefore demand payment of the above sum.

2.	We also certify that the requirements regarding the form of this 2nd Demand under the HOKU Supply Agreement and the Stand-by Letter of Credit have been met. In this regard, we have attached to this 2nd Demand (I) the [*] Certificate which bears the notarized signatures of (A) HOKU’s Chief Executive Officer or an authorized officer of Beneficiary; and (B) SUNTECH’s executive officer or the Independent Engineer, certifying that the [*] has been successfully completed; and (II) a letter bearing the notarized signature of an executive officer of HOKU, certifying that SUNTECH has breached its payment obligations and failed to pay an undisputed portion of the [*] Installment pursuant to Section 5.2.2 of the HOKU Supply Agreement more than fifteen (15) days after being notified by HOKU of such failure. We also certify that HOKU has delivered an Officer’s Compliance Certificate to SUNTECH, and that HOKU has completed the Initial Financing.

3.	If the [*] Certificate is signed by HOKU, then we have attached a notarized Certificate of Incumbency of HOKU bearing the notarized signature of the secretary of HOKU which certifies that HOKU’s Chief Executive Officer has been duly elected and is currently holding the office of Chief Executive Officer.

4.	If the [*] Certificate is signed by the Beneficiary, then we have attached a notarized Certificate of Incumbency of the Beneficiary bearing the notarized signature of the secretary of the Beneficiary which certifies that the Beneficiary’s authorized officer is authorized to sign the [*] Certificate on behalf of the Beneficiary.

5.	If the [*] Certificate is signed by SUNTECH, then we have attached a notarized Certificate of Incumbency of SUNTECH bearing the notarized signature of the secretary of SUNTECH which certifies that the SUNTECH executive officer has been duly elected and is authorized to sign the [*] Certificate on behalf of SUNTECH.

5.	If the [*] Certificate is signed by the Independent Engineer, then we have attached a letter from the Beneficiary confirming that the Independent Engineer is acceptable for the relevant subject matter under this Stand-by Letter of Credit.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 4 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

6.	We also certify that the requirements regarding the form of this 2nd Demand under the HOKU Supply Agreement and the Stand-by Letter of Credit have been met.

7.	Payment should be made to the following account:

Name:

Account Number:

Bank:

7.	The date of this Demand is not later than the Expiry Date.

Yours faithfully

(Authorized Signatory)	(Authorized Signatory)

For

[BENEFICIARY]

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 4 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

ANNEX D

3rd Demand

To: [ISSUING BANK]

[Date]

Stand-by Letter of Credit in favor of [HOKU][Beneficiary] (the “Stand-by Letter of Credit”)

3rd Demand

Dear Sirs,

We refer to the Stand-by Letter of Credit. Terms defined in the Stand-by Letter of Credit have the same meaning when used in this Demand.

1.	We certify that the sum of Fifteen Million U.S. Dollars ($15,000,000) is due under the HOKU Supply Agreement and SUNTECH has breached its payment obligations and failed to pay an undisputed portion of the [*] Installment pursuant to Section 5.2.3 of the HOKU Supply Agreement more than fifteen (15) days after being notified by HOKU of such failure. We therefore demand payment of the above sum.

2.

We also certify that the requirements regarding the form of this 3rd Demand under the HOKU Supply Agreement and the Stand-by Letter of Credit have been met. In this regard, we have attached to this 3rd Demand (I) the [*] Certificate which bears the notarized signatures of (A) HOKU’s Chief Executive Officer or an authorized officer of Beneficiary; and (B) SUNTECH’s executive officer or the Independent Engineer, certifying that the [*] has been successfully completed; and (II) a letter bearing the notarized signature of an executive officer of HOKU, certifying that SUNTECH has breached its payment obligations and failed to pay an undisputed portion of the [*] Installment pursuant to Section 5.2.3 of the HOKU Supply Agreement more than fifteen (15) days after being notified by HOKU of such failure. We also certify that HOKU has delivered an Officer’s Compliance Certificate to SUNTECH, and that HOKU has completed the Initial Financing.

3.	If the [*] Certificate is signed by HOKU, then we have attached a notarized Certificate of Incumbency of HOKU bearing the notarized signature of the secretary of HOKU which certifies that HOKU’s Chief Executive Officer has been duly elected and is currently holding the office of Chief Executive Officer.

4.	If the [*] Certificate is signed by the Beneficiary, then we have attached a notarized Certificate of Incumbency of the Beneficiary bearing the notarized signature of the secretary of the Beneficiary which certifies that the Beneficiary’s authorized officer is authorized to sign the [*] Certificate on behalf of the Beneficiary.

5.	If the [*] Certificate is signed by SUNTECH, then we have attached a notarized Certificate of Incumbency of SUNTECH bearing the notarized signature of the secretary of SUNTECH which certifies that the SUNTECH executive officer has been duly elected and is authorized to sign the [*] Certificate on behalf of SUNTECH.

5.	If the [*] Certificate is signed by the Independent Engineer, then we have attached a letter from the Beneficiary confirming that the Independent Engineer is acceptable for the relevant subject matter under this Stand-by Letter of Credit.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 4 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

6.	We also certify that the requirements regarding the form of this 3rd Demand under the HOKU Supply Agreement and the Stand-by Letter of Credit have been met.

7.	Payment should be made to the following account:

Name:

Account Number:

Bank:

7.	The date of this Demand is not later than the Expiry Date.

Yours faithfully

(Authorized Signatory)	(Authorized Signatory)

For

[BENEFICIARY]

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 4 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

APPENDIX 5

[*] CERTIFICATE

This [*] Certificate is being signed and notarized pursuant to Section 5.2.1 of the Supply Agreement dated             , 2007 by and between HOKU MATERIALS, INC. and WUXI SUNTECH POWER CO., LTD. (the “Agreement”). Capitalized terms not otherwise defined herein have the meaning set forth in the Agreement.

By signing below, each party hereby certifies to the successful completion of the [*] and confirms the following:

[*]:

[*]:

[*]:

[*]:

[*]:

[*]:

[*]:

[*] (circle “yes” or “no”)	YES / NO

[*] (Circle “yes” or “no” below.)

YES / NO	HOKU Initials and Date

YES / NO	SUNTECH Initials and Date

SUNTECH: WUXI SUNTECH POWER CO., LTD.	HOKU: HOKU MATERIALS, INC.

By:	By:

Name:	Name:

Title:	Title:
Authorized Signatory	Authorized Signatory

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APPENDIX 5 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

APPENDIX 6

[*] CERTIFICATE

This [*] Certificate is being signed and notarized pursuant to Section 5.2.2 of the Supply Agreement dated             , 2007 by and between HOKU MATERIALS, INC. and WUXI SUNTECH POWER CO., LTD. (the “Agreement”). Capitalized terms not otherwise defined herein have the meaning set forth in the Agreement.

By signing below, each party hereby certifies to the successful completion of the [*] and confirms the following:

[*]:

[*]:

[*]:

[*]:

[*]:
[*]

[*] (Circle “yes” or “no” below.)

YES / NO	HOKU Initials and Date

YES / NO	SUNTECH Initials and Date

SUNTECH: WUXI SUNTECH POWER CO., LTD.	HOKU: HOKU MATERIALS, INC.

By:	By:

Name:	Name:

Title:	Title:
Authorized Signatory	Authorized Signatory

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APPENDIX 6 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

APPENDIX 7

[*] CERTIFICATE

This [*] Certificate is being signed and notarized pursuant to Section 5.2.3 of the Supply Agreement dated             , 2007 by and between HOKU MATERIALS, INC. and WUXI SUNTECH POWER CO., LTD. (the “Agreement”). Capitalized terms not otherwise defined herein have the meaning set forth in the Agreement.

By signing below, each party hereby certifies to the successful completion of the [*] and confirms the following:

1.	[*]

2.	[*]

3.	[*]

4.	[*]

SUNTECH: WUXI SUNTECH POWER CO., LTD.	HOKU: HOKU MATERIALS, INC.

By:	By:

Name:	Name:

Title:	Title:
Authorized Signatory	Authorized Signatory

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 7 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

APPENDIX 8

INTERCREDITOR AGREEMENT

[ATTACHED]

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APPENDIX 8 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT

Dated as of                     , 2007

among

HOKU MATERIALS, INC.,

as Borrower,

HOKU HOLDINGS, INC.,

as Pledgor,

THE FINANCIAL INSTITUTION APPOINTED HEREUNDER AND PARTY HERETO AS

COLLATERAL AGENT,

as Collateral Agent,

[                    ],

as Administrative Agent,

[*]

and

THE OTHER PARTIES TO POLYSILICON SALES AGREEMENTS WITH THE BORROWER

PARTY HERETO FROM TIME TO TIME,

as Project Counterparties,

and

EACH OF THE OTHER SECURED PARTIES FROM TIME TO TIME PARTY HERETO

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APPENDIX 8 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 8 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT, dated as of             , 2007 (this “Agreement”), among HOKU MATERIALS, INC., a Delaware corporation (the “Borrower”), HOKU HOLDINGS, INC., a Delaware corporation (the “Pledgor”), THE FINANCIAL INSTITUTION APPOINTED PURSUANT TO ARTICLE VI HEREOF, as collateral agent for the Secured Parties (in such capacity, together with any successor collateral agent appointed pursuant to Section 6.6 of this Agreement, the “Collateral Agent”), [            ], as administrative agent for the Lenders (in such capacity, together with any successor administrative agent appointed pursuant to the Credit Agreement (as defined below), the “Administrative Agent”), [*], a [*] corporation (“[*]”), and THE OTHER PARTIES TO SALES AGREEMENTS WITH THE BORROWER PARTY HERETO (together with [*], the “Project Counterparties”), and THE OTHER SECURED PARTIES FROM TIME TO TIME PARTY HERETO.

W I T N E S S E T H:

WHEREAS, the Borrower desires to develop, construct, finance and operate an approximately 2,000 metric ton per year capacity, polysilicon production facility in Pocatello, Idaho (as more fully defined in the Credit Agreement referred to below, the “Project”);

WHEREAS, in order to finance the development, construction and operation of the Project, the Borrower has requested the Lenders to extend certain credit facilities to the Borrower under and in accordance with the terms of a Credit Agreement (the “Credit Agreement”) that the Borrower intends to enter into with the Administrative Agent and the Lenders and other parties thereto;

WHEREAS, in order to hedge against risk associated with interest on certain credit facilities under the Credit Agreement, the Borrower may from time to time enter into one or more Interest Rate Hedging Agreements with Interest Hedge Lenders;

WHEREAS, the Borrower has entered into the Sales Agreements with the Project Counterparties to provide for the delivery and sale of polysilicon to the Project Counterparties by the Borrower;

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Borrower, in order to secure its obligations under the Credit Agreement and any Interest Rate Hedging Agreements, grant security interests in all of its personal and real property collateral to the Collateral Agent by entering into the Senior Secured Obligation Documents;

WHEREAS, in order to secure its obligations in respect of the deposits made with the Borrower under the Sales Agreements, the Borrower has agreed to grant security interests in all of its personal and real property collateral to the Subordinated Collateral Agent by entering into the Subordinated Secured Obligation Documents;

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Pledgor, in order to secure the Borrower’s obligations under the Credit Agreement and any Interest Rate Hedging Agreements, pledge its membership interests in the Borrower to the Collateral Agent by entering into the Pledge Agreement; and

WHEREAS, in order to secure certain of the Borrower’s obligations under the Sales Agreements, the Pledgor has agreed to pledge its membership interests in the Borrower to the Subordinated Collateral Agent by entering into the Subordinated Pledge Agreement; and

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 8 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

WHEREAS, the parties are entering into this Agreement to, among other provisions, appoint the Collateral Agent as such and specify the relative rights and remedies of the Secured Parties with respect to the Collateral.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T:

ARTICLE I.

DEFINITIONS

Section 1.1 Defined Terms. Each capitalized term used and not otherwise defined herein (including the introductory paragraph and recitals) shall have the meaning assigned to such term (whether directly or by reference to another agreement or document) in the Credit Agreement. In addition to the terms defined in the Credit Agreement, the following terms shall have the meanings specified below:

“Accession Agreement” shall mean an Accession Agreement substantially in the form attached hereto as Exhibit A.

“Act of Secured Parties” shall mean, as of any date of determination,

(a) prior to the Discharge of Senior Secured Obligations, a direction in writing provided to the Collateral Agent by the Administrative Agent representing the written consent of the holders of more than 50% of the sum of:

(i) the Total Credit Agreement Exposure at such date; and

(ii) with respect to each Interest Rate Hedging Agreement, (1) if such Interest Rate Hedging Agreement has terminated, the aggregate amount of termination payments owed by the Borrower to the Secured Interest Hedge Lender under such Interest Rate Hedging Agreement at such date or (2) if such Interest Rate Hedging Agreement has not terminated, the aggregate amount of termination payments that would be owed by the Borrower to the Secured Interest Hedge Lender under such Interest Rate Hedging Agreement if such Interest Rate Hedging Agreement were terminated on such date; and

(b) after the Discharge of Senior Secured Obligations, and solely with respect to the Project Counterparty Collateral, a direction in writing provided to the Collateral Agent by the Secured Obligation Representative for the Project Counterparties representing the written consent of the Project Counterparties.

“Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this agreement.

“Bailee Collateral” shall have the meaning given to such term in Section 7.6(a).

“Bankruptcy Event” shall be deemed to occur, with respect to any Person, if: (a) such Person shall institute a voluntary case seeking liquidation or reorganization under the Bankruptcy Law, or shall consent to the institution of an involuntary case thereunder against such Person; (b) such Person shall file a petition or shall otherwise institute any similar proceeding under any other applicable Federal or state law, or shall consent thereto; (c) such Person shall apply for the appointment, or by consent or

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 8 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

acquiescence there shall be an appointment, of a receiver, liquidator, sequestrator, trustee or other officer or custodian with similar powers for itself or any substantial part of its property or assets; (d) such Person shall make an assignment for the benefit of its creditors; (e) such Person shall become insolvent, or admit in writing its inability or unwillingness to pay its debts generally as they become due; (f) an involuntary case shall be commenced seeking liquidation or reorganization of such Person under the Bankruptcy Law or any similar proceedings shall be commenced against such Person under any other applicable Federal or state law and (i) the petition commencing the involuntary case is not timely controverted, (ii) the petition commencing the involuntary case is not dismissed within 60 days of its filing, (iii) an interim trustee is appointed to take possession of all or a portion of the property, and/or to operate all or any part of the business, of such Person and such appointment is not vacated within 60 days, or (iv) an order for relief shall have been issued or entered therein; (g) a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee or other officer having similar powers of such Person or all or a part of its property shall have been entered; or (h) any other similar relief shall be granted against such Person under any applicable federal or state law.

“Bankruptcy Law” shall mean the U.S. Bankruptcy Code and any other Federal or state insolvency, reorganization, moratorium or similar law for the relief of debtors, or any successor statute.

“Borrower” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Collateral” shall mean (i) the “Collateral” as defined in the Security Agreement, (ii) the “Trust Estate” as defined in the Mortgage, (iii) the “Account Collateral” as defined in the Depositary Agreement and (iv) the “Pledged Collateral” as defined in the Pledge Agreement, and shall include (without being limited to) for all purposes the Project Counterparty Collateral; provided that at no time shall the amounts comprising the “Main Deposit” (as defined in the [*] Supply Contract) held on deposit in Escrow (as defined in the [*] Supply Contract) by the Escrow Agent (as defined in the [*] Supply Contract) in accordance with the terms of the [*] Supply Contract and the [*] Escrow Agreement be deemed to constitute Collateral under this Agreement or otherwise in connection with the Secured Obligations. For avoidance of doubt, amounts comprising the “Main Deposit” (as defined in the [*] Supply Contract) shall remain the property of [*] until such time as such funds are required under the terms of the [*] Escrow Agreement to be delivered to the Borrower, at which time the portion of such deposit required to be so delivered to the Borrower shall become the property of the Borrower and constitute “Collateral” subject to this Agreement.

“Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Collateral Proceeds” shall mean all proceeds received by the Collateral Agent or any Secured Party in connection with any enforcement of rights or remedies against or in respect of the Collateral under any agreement or document evidencing the Senior Liens or the Subordinated Liens (including the sale, exchange, collection, foreclosure or other disposition thereof or realization thereon).

“Credit Agreement” shall have the meaning assigned to such term in the recitals to this Agreement.

“Default” shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 8 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

“Depositary Bank” shall mean the financial institution party to the Depositary Agreement as depositary agent, bank and securities intermediary thereunder, in such capacities.

“DIP Financing” shall have the meaning assigned to such term in Section 5.1(a).

“Discharge of Secured Obligations” shall mean the Discharge of Senior Secured Obligations and the Discharge of Subordinated Secured Obligations.

“Discharge of Senior Secured Obligations” shall mean, except to the extent otherwise expressly provided in Section 5.2(c) and subject to Section 5.1(e):

(a) indefeasible payment in full in cash of all Senior Secured Obligations (including interest accruing on or after the commencement of any Bankruptcy Event, whether or not such interest would be allowed in such Bankruptcy Event, but excluding un-liquidated contingent obligations);

(b) termination or expiration of all commitments to extend credit under the Senior Secured Obligation Documents; and

(c) cancellation, termination or cash collateralization of all letters of credit then outstanding under the Senior Secured Obligation Documents in an amount equal to 103% of the aggregate stated amount of such letters of credit.

“Discharge of Subordinated Secured Obligations” shall mean the indefeasible payment in full in cash of all Subordinated Secured Obligations (including interest accruing on or after the commencement of any Bankruptcy Event, whether or not such interest would be allowed in such Bankruptcy Event, but excluding un-liquidated contingent obligations).

“Escrow Agreement” shall mean any escrow agreement entered into by a Project Counterparty pursuant to the terms of a Sales Agreement.

“Event of Default” shall mean (a) an “Event of Default” as defined in the Credit Agreement and (b) any other event that entitles a Secured Party to accelerate its Secured Obligations under the applicable Secured Obligation Documents.

“Final Discharge Date” shall mean the date on which the Discharge of Secured Obligations has occurred.

“Grantor” shall mean the Borrower, the Pledgor and each other Person that may from time to time hereafter execute and deliver a Security Document as a “grantor”, “pledgor” or the equivalent thereof.

“Indemnified Liabilities” shall mean, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, claims (including Environmental Claims), actions, judgments, suits, costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel to Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 8 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

any manner relating to or arising out of (a) this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby or any enforcement of any of the Secured Obligation Documents (including any sale of, collection from, or other realization upon any of the Collateral) or (b) any Environmental Claim or any Hazardous Materials relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership or practice of the Borrower or any other Grantor.

“Indemnitees” shall have the meaning assigned to that term in Section 6.8(b).

“Loan Obligation Documents” shall mean the Credit Agreement, the Letters of Credit, any promissory note issued under the Credit Agreement, any Interest Rate Hedging Agreement and any other agreement evidencing indebtedness or other obligations owed by the Borrower or any other Grantor to the Loan Parties.

“Loan Obligations” shall mean Secured Obligations under the Loan Obligation Documents, including any Refinancing of any portion thereof.

“Majority Project Counterparties” shall mean, as of any date of determination, Project Counterparties entitled to more than 50% of the aggregate amount of Subordinated Secured Obligations payable at such date.

“Pledgor” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Project Contracts” shall mean each contract or agreement necessary for or related to the development, construction, operation, maintenance, management, administration, ownership or use of the Project, the provision of services therefor or the sale of products therefrom, entered into by the Borrower and any other person, or assigned to the Borrower.

“Project Counterparty Collateral” shall mean (i) the “Subordinated Collateral” as defined in the Subordinated Security Agreement, (ii) the “Subordinated Trust Estate” as defined in the Subordinated Mortgage, (iii) the “Subordinated Account Collateral” as defined in the Depositary Agreement and (iv) the “Subordinated Pledged Collateral” as defined in the Subordinated Pledge Agreement.

“Project Counterparties” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Refinance” shall mean, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness in exchange or replacement for, such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Sales Agreements” shall mean the [*] Supply Contract and any other agreement providing for the purchase and sale of polysilicon by the Borrower.

“[*] Escrow Agreement” shall mean the Escrow Agreement dated as of [*], by and among Hoku Scientific, Inc., [*] and [*], as Escrow Agent thereunder, as assigned from Hoku Scientific, Inc. to the Borrower, as the same may be amended and supplemented from time to time in accordance herewith.

“[*] Supply Contract” shall mean that Supply Agreement dated as of [*] by and between Hoku Scientific, Inc. and [*], as assigned from Hoku Scientific, Inc. to the Borrower, as the same may be amended and supplemented from time to time in accordance herewith.

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APPENDIX 8 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

“Secured Interest Hedge Lender” shall mean any Interest Hedge Lender that becomes a party to this Agreement pursuant to Section 7.1.

“Secured Obligation Documents” shall mean the Senior Secured Obligation Documents and the Subordinated Secured Obligation Documents.

“Secured Obligation Representative” shall mean, as applicable, (a) the Administrative Agent (on behalf of the Senior Secured Parties) and (b) such Person as may be designated in writing from time to time by the Majority Project Counterparties (on behalf of the Subordinated Secured Parties).

“Secured Obligations” shall mean the Senior Secured Obligations and the Subordinated Secured Obligations.

“Secured Parties” shall mean the Senior Secured Parties and the Subordinated Secured Parties.

“Senior Collateral Agent” shall mean the Collateral Agent acting on behalf of the Senior Secured Parties.

“Senior Liens” shall mean the first priority Liens granted pursuant to the Senior Secured Obligation Documents to the Senior Collateral Agent (for the benefit of the holders of the Senior Secured Obligations) upon the Collateral to secure Senior Secured Obligations.

“Senior Recovery” shall have the meaning set forth in Section 5.1(e).

“Senior Secured Obligation Documents” shall mean the Loan Obligation Documents, the Pledge Agreement, the Security Agreement, the Mortgage, the Depositary Agreement and each other document or agreement evidencing or securing the Senior Secured Obligations.

“Senior Secured Obligations” shall mean (a) all Indebtedness, loans, advances, debts, liabilities (including any indemnification or other obligations that survive the termination of the Secured Obligation Documents) and all other obligations (including, but not limited to, obligations relating to the Uncommitted Post-Completion Working Capital Facility, if any), howsoever arising, owed by the Borrower to the Senior Secured Parties of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of the Secured Obligation Documents or any other agreement, document or instrument evidencing, securing or relating to such indebtedness, liabilities and obligations, including all interest, fees, charges, expenses, attorneys’ fees and accountants’ fees chargeable to the Borrower or payable by the Borrower thereunder, (b) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interests in the Collateral and (c) in the event of any proceeding for the collection or enforcement of the obligations described in clause (a) and (b) above after an Event of Default shall have occurred and be continuing and un-waived, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights under the Senior Secured Obligation Documents, together with any necessary attorneys’ fees and court costs.

“Senior Secured Parties” shall mean the Collateral Agent, the Lender Parties and any Secured Interest Hedge Lenders.

“Subordinated Collateral Agent” shall mean the Collateral Agent acting on behalf of the Subordinated Secured Parties with respect to the Project Counterparty Collateral.

“Subordinated Liens” shall mean the second priority Liens granted pursuant to the Subordinated Secured Obligation Documents to the Subordinated Collateral Agent (for the benefit of the holders of the

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APPENDIX 8 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

Subordinated Secured Obligations) upon the Project Counterparty Collateral to secure Subordinated Secured Obligations, subject and subordinated to the Senior Liens in accordance with the terms of this Agreement.

“Subordinated Recovery” shall have the meaning set forth in Section 5.1(e).

“Subordinated Secured Obligation Documents” shall mean the Sales Agreements, the Subordinated Pledge Agreement, the Subordinated Security Agreement, the Subordinated Mortgage, the Depositary Agreement and each other document or agreement evidencing or providing for the Subordinated Liens.

“Subordinated Secured Obligations” shall mean the obligations of the Borrower in respect of deposits made under the Sales Agreements.

“Subordinated Secured Parties” shall mean the Subordinated Collateral Agent and each of the Project Counterparties in its capacity as a beneficiary of the Subordinated Liens and without affecting any rights or remedies it may have against the Borrower arising out of the Sales Agreements (other than with respect to the Subordinated Liens).

“Total Credit Agreement Exposure” shall mean, at any date of determination, the sum of (without duplication), (a) the aggregate principal amount of Loans outstanding at such date, and (b) the total available but unused Commitments at such date.

“Uncommitted Post-Completion Working Capital Facility” shall mean the additional uncommitted working capital facility contemplated by the Credit Agreement, if established.

Section 1.2 Rules of Interpretation. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

Section 1.3 UCC Definitions. All terms defined in the UCC shall have the respective meanings given to those terms in the UCC, except where the context otherwise requires. As used in this Agreement, “proceeds” of Collateral shall mean (a) all “proceeds” as defined in Article 9 of the UCC, (b) payments or distributions made with respect to any Collateral and (c) whatever is receivable or received when Collateral or proceeds are sold, leased, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

ARTICLE II.

LIENS; SEPARATE COLLATERAL; VOTING

Section 2.1 Lien Priorities.

(a) As among the Senior Secured Parties with respect to the Collateral, all Senior Secured Obligations shall rank pari passu, no Senior Secured Party shall be entitled to any preferences or priority over any other Senior Secured Party and the Senior Secured Parties shall share in the Collateral and all proceeds thereof in accordance with the terms of this Agreement.

(b) Subject to clause (c) below, as among the Subordinated Secured Parties with respect to the Project Counterparty Collateral, all Subordinated Secured Obligations shall rank pari passu, no Subordinated Secured Party shall be entitled to any preferences or priority over any other Subordinated Secured Party and the Subordinated Secured Parties shall share in the Project Counterparty Collateral and all proceeds thereof in accordance with the terms of this Agreement.

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(c)	Notwithstanding anything to the contrary contained herein or in any other Secured Obligation Document:

(i) this Agreement and the other applicable Secured Obligation Documents create two separate and distinct classes of Liens: (A) with respect to the Collateral, the Senior Liens securing the payment and performance of the Senior Secured Obligations; and (B) solely with respect to the Project Counterparty Collateral, the Subordinated Liens securing the payment and performance of the Subordinated Secured Obligations; and

(ii) the Subordinated Liens are subject and subordinate on the terms contained in this Agreement to the Senior Liens.

(d) To further effectuate the intent of the parties as provided in clause (c) above, if a court, under any Bankruptcy Event or otherwise, holds that the claims of more than one class of Secured Parties in respect of the Collateral constitute only one secured claim (rather than two separate classes of secured claims), then each of the parties hereto acknowledges and agrees that, subject to the lien priorities established or purported to be established hereby, all distributions under such Bankruptcy Event or otherwise shall be made as if there were two separate classes of secured claims against the Borrower in respect of the Collateral, with the effect being that, to the extent the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Subordinated Secured Parties), the Senior Secured Parties shall be entitled to receive on a pro rata basis all amounts owing to the Senior Secured Parties under the Senior Secured Obligation Documents before any distribution is made in respect of the claims arising from the Subordinated Liens, with each Subordinated Secured Party hereby acknowledging and agreeing to turn over to the Senior Collateral Agent (for the benefit of the Senior Secured Parties) amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this paragraph, even if such turnover has the effect of reducing the claim or recovery of the Subordinated Secured Parties.

(e) Notwithstanding (i) the date, time, method, manner or order of grant, attachment or perfection of the Senior Liens or the Subordinated Liens, (ii) anything contained in any filing or agreement to which the Senior Collateral Agent (on behalf of Senior Secured Parties) now or hereafter may be a party, (iii) the perfection of or avoidability of such Liens or claims secured thereby, (iv) any provision of the UCC, (v) any other applicable Legal Requirement or any provision set forth in the Secured Obligation Documents, (vi) any defect or deficiencies in, or failure to perfect, the Senior Liens or (vii) any other circumstance whatsoever, each Subordinated Secured Party hereby agrees that:

(A) the Senior Liens shall be and remain senior in all respects and prior to the Subordinated Liens for all purposes, whether or not the Senior Liens are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person; and

(B) the Subordinated Liens shall be junior and subordinate in all respects to the Senior Liens.

Section 2.2 Prohibition on Contesting Liens. Each Secured Party agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Bankruptcy Event), the priority, validity or enforceability of a Lien held by or on behalf of any of the Secured Parties in the Collateral or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent or any Secured Party to (i) enforce this Agreement, including Section 3.3 and the provisions of this Agreement relating to the priority of the Liens securing the Obligations as provided in Section 2.1 or (ii) exercise any rights or remedies of the Project Counterparties against the Borrower pursuant to the Sales Agreements (other than with respect to the Subordinated Liens).

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Section 2.3 Additional Liens. Except as otherwise expressly provided herein or in any other Secured Obligation Document, whether or not any Bankruptcy Event has been commenced by or against the Borrower, the parties hereto agree that neither the Borrower nor any other Grantor shall:

(a) grant or permit any Liens, in addition to the Liens established under or arising out of the Senior Secured Obligation Documents, on any Property to secure any Senior Secured Obligations unless it has granted or concurrently grants a Lien on such Property to secure all Senior Secured Obligations on a pari passu basis;

(b) grant or permit any Liens, in addition to the Liens established under or arising out of the Subordinated Secured Obligation Documents, on any Property to secure any Subordinated Secured Obligations unless it has granted or concurrently grants a Lien on such Property to secure all Subordinated Secured Obligations on a pari passu basis; and

(c) grant or permit any Liens, in addition to the Liens established under or arising out of the Subordinated Secured Obligation Documents, on any Property to secure any Subordinated Secured Obligations unless it has granted or concurrently grants a Senior Lien on such Property to secure the Senior Secured Obligations.

Section 2.4 Separate Collateral. Notwithstanding anything herein or in any other Secured Obligation Document to the contrary, each of the parties hereto acknowledges and agrees that the Subordinated Liens shall not attach to any Collateral other than the Project Counterparty Collateral.

Section 2.5 Similar Liens and Agreements for Secured Obligations. The parties hereto agree that it is their intention that the portion of the Collateral constituting Project Counterparty Collateral subject to the Senior Liens and the Project Counterparty Collateral subject to the Subordinated Liens be identical. In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement:

(a) upon request by the Collateral Agent, each Secured Party agrees to cooperate in good faith (and to direct their Secured Obligation Representative and their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Project Counterparty Collateral and the steps taken to perfect the Senior Liens and the Subordinated Liens thereon and the identity of the respective parties obligated under the Secured Obligation Documents; and

(b) the documents and agreements creating or evidencing the Senior Liens and the documents and agreements creating or evidencing the Subordinated Liens shall, subject to Section 4.2(b), be in all material respects the same forms of documents (or such other forms as shall be reasonably acceptable to the Senior Collateral Agent and the Subordinated Collateral Agent) other than with respect to the senior and subordinated nature of the Senior Secured Obligations and Subordinated Secured Obligations thereunder and the subordination provisions set forth herein.

Section 2.6 Voting.

(a) In connection with any Act of Secured Parties or any consent or other direction of the applicable Secured Parties pursuant to Section 4.1, (i) the votes of each series of Secured Obligations entitled to vote thereon shall be cast (A) with respect to the Senior Secured Parties, in the manner provided by, and in accordance with the decision of the holders of such series made pursuant to, the terms of the applicable Secured Obligation Documents, and (B) with respect to the Subordinated Secured Parties, in accordance with the written direction of the Majority Project Counterparties and (ii) the votes of each such series shall be aggregated and cast as a single block by (A) with respect to the Senior Secured Parties; the Administrative Agent and each Secured Interest Hedge Lender, as applicable, in accordance with the

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decision of the applicable Secured Parties under the applicable Secured Obligation Documents, and (B) with respect to the Subordinated Secured Parties, the Secured Obligation Representative for the Project Counterparties in accordance with the written direction of the Majority Project Counterparties.

(b) In connection with any Act of Secured Parties or any consent or other direction of the applicable Secured Parties pursuant to Section 4.1, the amount of votes which each applicable series of Secured Obligations is entitled to vote hereunder shall be determined on and as of the date the matter to be voted on is presented to such series for vote.

(c) Notwithstanding anything to the contrary herein or in any other Secured Obligation Document, in connection with any Act of Secured Parties or any consent or other direction of the applicable Secured Parties pursuant to Section 4.1, any Secured Obligations registered in the name of, or beneficially owned by, a Grantor, or any Affiliate of a Grantor will be deemed not to be outstanding.

ARTICLE III.

ENFORCEMENT OF REMEDIES; APPLICATION OF PROCEEDS

Section 3.1 Enforcement of Remedies.

(a) Generally. Whether or not any Bankruptcy Event has been commenced by or against the Borrower or any other Grantor, the Collateral Agent, at the direction of an Act of Secured Parties, shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Collateral without any consultation with or the consent of any other Secured Party (or any Secured Obligation Representative therefor); provided that the Subordinated Liens shall remain on the proceeds of any Project Counterparty Collateral so released or disposed of subject to the relative priorities described in Section 2.1. In exercising rights and remedies with respect to the Collateral, the Collateral Agent, at the direction of an Act of Secured Parties, may enforce the provisions of the Security Documents and exercise remedies thereunder, all in such order and in such manner as it may thereafter determine in the exercise of its reasonable discretion. Such exercise and enforcement shall include the rights of the Collateral Agent to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and the Security Documents and of a secured creditor under applicable Bankruptcy Law of any applicable jurisdiction; provided that unless and until the Collateral Agent shall have received any such direction, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, in order to preserve or protect its Liens on and the value of the Collateral, with respect to any Event of Default as it shall deem advisable in the best interests of the Secured Parties.

(b) Consents. Notwithstanding anything to the contrary herein or any of the other Security Documents, with respect to the exercise of any rights or remedies of any of the Secured Parties under any of the Consents, the Collateral Agent shall act solely at the written direction of (i) if no Event of Default has occurred and is continuing, the Administrative Agent or (ii) if an Event of Default has occurred and is continuing, an Act of Secured Parties. Notwithstanding anything to the contrary herein or any of the other Security Documents, without the approval of an Act of Secured Parties, no Secured Party shall instruct or direct the Collateral Agent to take any actions under any Consent which violate or breach the terms of the Project Contract to which such Consent relates.

Section 3.2 Subordination of Subordinated Secured Obligations.

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(a) Until the Discharge of Senior Secured Obligations has occurred, whether or not any Bankruptcy Event has been commenced by or against the Borrower or any other Grantor, each Subordinated Secured Party agrees that it:

(i) will not exercise or seek to exercise any rights or remedies (including set-off and the right to credit bid their debt) with respect to the Subordinated Liens or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure);

(ii) will not contest, protest or object to any foreclosure proceeding or action brought by the Senior Collateral Agent (on behalf of the Senior Secured Parties), any Senior Secured Party or any Secured Obligation Representative therefor or any other exercise by the Senior Collateral Agent (on behalf of the Senior Secured Parties), any Senior Secured Party or any Secured Obligation Representative therefor of any rights and remedies relating to the Collateral under the Secured Obligation Documents; and

(iii) will not object to the forbearance by the Senior Collateral Agent (on behalf of the Senior Secured Parties), any Senior Secured Party or any Secured Obligation Representative therefor from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral;

(iv) will not oppose or otherwise contest any claim by the Senior Collateral Agent (on behalf of the Senior Secured Parties), any Senior Secured Party or any Secured Obligation Representative therefor for allowance in any Bankruptcy Event of Senior Secured Obligations consisting of post-petition interest, fees or expenses; and

(v) will not challenge the validity, enforceability, perfection or priority of the Liens held for the benefit of any Senior Secured Parties.

(b) Each Subordinated Secured Party agrees that it will not take or receive any Project Counterparty Collateral or any proceeds of Project Counterparty Collateral in connection with the exercise of any right or remedy (including set-off) arising out of the Subordinated Liens, or exercise any other rights relating thereto, unless and until the Discharge of Senior Secured Obligations has occurred, as confirmed in writing by the Administrative Agent. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Secured Obligations has occurred, as confirmed in writing by the Administrative Agent, the sole right of the Subordinated Secured Parties arising out of the Subordinated Liens is to hold the Subordinated Liens for the period and to the extent granted in the Subordinated Secured Obligation Documents and to receive a share of the proceeds thereof, if any, after the Discharge of Senior Secured Obligations has occurred.

(c) Each Subordinated Secured Party hereby:

(i) agrees not to take any action that would hinder any exercise of remedies under any of Senior Secured Obligation Documents or which is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise;

(ii) waives any and all rights it may have as a holder of the Subordinated Liens to object to the manner in which the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any of the Senior Secured Parties seek to exercise any rights under the Senior Secured Obligation Documents or to enforce or collect the Senior Secured Obligations or the Liens securing the Senior Secured Obligations granted in any of the Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Senior Collateral Agent (on behalf of the Senior Secured

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Parties) or any Senior Secured Parties is adverse to the interest of any of the Subordinated Secured Parties; and

(iii) acknowledges and agrees that no covenant, agreement or restriction contained in any agreement or document evidencing the Subordinated Liens (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any of the Senior Secured Parties with respect to the Collateral.

(d) Except as specifically set forth herein, nothing in this Agreement shall prohibit the receipt by the Project Counterparties of regularly scheduled payments of amounts owed under the Sales Agreements so long as such receipt is not the direct or indirect result of the exercise by any Subordinated Secured Party of rights or remedies arising out of the Subordinated Liens (including set-off). Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any of the Senior Secured Parties may have with respect to the Collateral.

(e)	Notwithstanding anything to the contrary in this Agreement, each Subordinated Secured Party may:

(i) file a claim or statement of interest with respect to the Subordinated Secured Obligations; provided that a Bankruptcy Event has been commenced against the Borrower or any other Grantor;

(ii) take any action not adverse to the priority status of the Liens on the Collateral securing the Senior Secured Obligations, or the rights of the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any Senior Secured Party, in order to create, perfect, preserve or protect their Lien on the Project Counterparty Collateral;

(iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of any of the Subordinated Secured Parties, including any claims secured by the Project Counterparty Collateral, if any, in each case in accordance with the terms of this Agreement and the other Secured Obligation Documents;

(iv) exercise rights and remedies as, and file any pleadings, objections, motions or agreements which assert rights or interests available to, unsecured creditors of the Borrower or any other Grantor arising under either any Bankruptcy Event or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement; provided that, in the event that any Subordinated Secured Party becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Subordinated Secured Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Senior Secured Obligations) as the other Liens securing the Subordinated Secured Obligations are subject to this Agreement; and

(v) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement and the other Secured Obligation Documents, with respect to the Subordinated Secured Obligations and the Project Counterparty Collateral.

Section 3.3 Application of Proceeds.

(a) Notwithstanding anything to the contrary in any Secured Obligation Document and regardless of whether any Bankruptcy Event has been commenced by or against the Borrower or any other Grantor, (x) all Collateral Proceeds received by any Secured Party shall be promptly remitted by such Secured Party to (1) prior to the Discharge of Senior Secured Obligations, the Senior Collateral Agent or (2) after the

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Discharge of Senior Secured Obligations, the Subordinated Collateral Agent, in each case in the like form received (with appropriate endorsements, if necessary) for application by the Senior Collateral Agent or the Subordinated Collateral Agent, as applicable, as hereinafter provided in clause (y) of this sentence, and (y) all Collateral Proceeds received by the Senior Collateral Agent or the Subordinated Collateral Agent, as applicable, pursuant to the preceding clause (x) or otherwise shall, promptly upon receipt, be applied in accordance with the following clauses (i) through (vi):

(i) First, on a pro rata basis, to the payment of all administrative fees, expenses and other amounts due and payable to the Agents and any of the other agents under any of the Secured Obligation Documents (other than amounts specified in clauses (ii) and (iii) below);

(ii) Second, on a pro rata basis, to the payment of (A) all interest (including, to the extent legally permitted, all interest accrued thereon after the commencement of any insolvency or liquidation proceeding at the rate, including any applicable post-default rate, specified in the Credit Agreement, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), commitment fees and letter of credit fees due and payable under the Credit Agreement and (B) all ordinary course settlement payments due and payable by the Borrower to any Secured Interest Hedge Lender under an Interest Rate Hedging Agreement;

(iii) Third, on a pro rata basis, to (1) the payment of all principal, premium and reimbursement obligations due and payable under the Credit Agreement and the discharge or cash collateralization of all Letters of Credit (at the lower of (x) 103% of the aggregate undrawn amount thereof and (y) the percentage of the aggregate undrawn amount thereof required for release of Liens under the terms of the Credit Agreement) and (2) the payment of all termination payments due and payable by the Borrower to any Secured Interest Hedge Lender under an Interest Rate Hedging Agreement;

(iv) Fourth, on a pro rata basis, to the payment of all other amounts due and payable to the Senior Secured Parties under the Senior Secured Obligation Documents;

(v) Fifth, after the Discharge of Senior Secured Obligations, on a pro rata basis, to the payment of all amounts due and payable to the Subordinated Secured Parties under the Subordinated Secured Obligation Documents; and

(vi) Sixth, any surplus then remaining to the Borrower or its successors or assigns, or to the Person who may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(b) Upon the Discharge of Senior Secured Obligations, the Senior Collateral Agent, at the expense of the Borrower, shall deliver to the Subordinated Collateral Agent any Project Counterparty Collateral and Collateral Proceeds derived therefrom held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Subordinated Collateral Agent to the Subordinated Secured Obligations.

(c) So long as the Discharge of Senior Secured Obligations has not occurred, whether or not any Bankruptcy Event has been commenced by or against the Borrower or any other Grantor, any Collateral or proceeds thereof received by any Person in connection with the exercise of any right or remedy (including set-off) by any such Person relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Senior Collateral Agent (for the benefit of the Senior Secured Parties) in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Collateral Agent is hereby authorized to make any such endorsements as agent for any and all Senior Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of Senior Secured Obligations.

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(d) Upon receipt of any Collateral Proceeds, the Collateral Agent shall promptly provide notice to each applicable Secured Party (or its Secured Obligation Representative) of the receipt of such monies. Within 10 Business Days of the receipt of such notice, each applicable Secured Party (or its Secured Obligation Representative) shall give the Collateral Agent written certification by an authorized officer or representative thereof in substantially the form attached hereto as Exhibit B of the aggregate amount of the Secured Obligations then outstanding owed by the Borrower to such Secured Party under the applicable Secured Obligation Documents to be certified to as presently due and owing (and, promptly upon receipt thereof, the Collateral Agent shall provide a copy of each such certification to each applicable Secured Party or its Secured Obligation Representative and the Borrower). Unless otherwise directed by a court of competent jurisdiction or as otherwise specified by any Secured Party (or its Secured Obligation Representative), the Collateral Agent shall use the information provided for in such notices as the basis for applying such Collateral Proceeds in accordance with this Section 3.3.

(e) Upon receipt by the Collateral Agent and pending disbursement pursuant to this Section 3.3, all Collateral Proceeds shall be held by the Collateral Agent for the benefit of the applicable Secured Parties. The Collateral Agent, upon receipt of an Act of Secured Parties, shall invest such Collateral Proceeds held by it in the manner specified therein; provided, however, that the Collateral Proceeds invested in such manner shall not be commingled in a manner which would disrupt the ability to make distributions of such Collateral Proceeds in accordance with this Section 3.3.

ARTICLE IV.

AMENDMENTS TO SECURED OBLIGATION DOCUMENTS

Section 4.1 Security Documents.

(a) Subject to Section 4.3, any amendment, supplement or other modification of, or any waiver or consent under, any Security Document shall not be effective unless consented to in an Act of Secured Parties; provided that:

(i) any such amendment, supplement, modification, waiver or consent regarding the release of Collateral or the subordination of the Liens of the Senior Secured Parties (other than a release or subordination expressly permitted by the Senior Secured Obligation Documents) shall not be effective unless consented to in writing by the applicable percentage of Senior Secured Parties under each Loan Obligation Document;

(ii) any such amendment, supplement, modification, waiver or consent regarding the release of Collateral constituting Project Counterparty Collateral or the subordination of the Subordinated Liens (other than (x) the subordination of the Subordinated Liens pursuant to the terms of this Agreement or (y) a release or subordination expressly permitted by the Secured Obligation Documents) shall not be effective unless consented to in writing by the Majority Project Counterparties and the applicable percentage of Senior Secured Parties under each Loan Obligation Document;

(iii) any such amendment, supplement, modification, waiver or consent that has a material adverse effect on the Senior Secured Parties or that modifies any of the following provisions (including defined terms as used therein) shall not be effective unless consented to in writing by Senior Secured Parties holding 100% of the Senior Secured Obligations: (1) the priority of application of Proceeds under Section 3.3(a); (2) the priority of payments under the Depositary Agreement; (3) Section 2.1(b), 2.2, 2.4, 2.5, 2.6, 3.2 or 4.1(a) or Article V of this Agreement; or (4) the definitions of “Collateral”, “Collateral Proceeds”, “Secured Obligation Documents”, “Secured Obligations”, “Secured Parties”, “Senior Liens”, “Senior Secured Obligation Documents”, “Senior Secured Obligations”, “Senior Secured Parties”,

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“Subordinated Liens”, “Subordinated Secured Obligation Documents”, “Subordinated Secured Obligations” or “Subordinated Secured Parties” contained in this Agreement; and

(iv) any such amendment, supplement, modification, waiver or consent which modifies any of the provisions (including defined terms as used therein) respectively specified in the immediately following clauses (A) and (B), shall not be effective unless consented to in writing by (A) with respect to any such amendment, supplement, modification, waiver or consent which modifies (1) the priority of application of Proceeds under Section 3.3(a); (2) Section 2.2, 2.5, 2.6, 3.2, 7.9, 8.18 Section 4.1(a)(ii) or this Section 4.1(a)(iv); (3) the definitions of “Project Counterparty Collateral”, “Subordinated Liens”, “Subordinated Secured Obligation Documents”, “Subordinated Secured Obligations”, “Subordinated Secured Parties”, “Majority Project Counterparties”, contained in this Agreement; or (4) the proviso to the first sentence and/or the second and final sentence of the definition “Collateral” set forth in Section 1.1 above, the Subordinated Secured Parties holding 100% of the Subordinated Secured Obligations or (B) with respect to any such amendment, supplement, modification, waiver or consent which modifies the definitions of “Discharge of Secured Obligations”, “Discharge of Senior Secured Obligations”, “Escrow Agreement”, “Project Counterparties”, “Sales Agreement”, “[*] Escrow Agreement”, “Secured Obligations”, “Secured Parties”, “Senior Liens”, “Senior Secured Obligation Documents”, “Senior Secured Obligations”, “Senior Secured Parties”, or “[*] Supply Contract”, each Subordinated Secured Party whose rights hereunder or under the Sales Agreement and Escrow Agreement to which it is a party are directly impaired or otherwise materially and adversely affected thereby.

(b) Notwithstanding anything to the contrary herein, this Agreement can be amended, supplemented or otherwise modified without the consent or approval of the Borrower, the Pledgor or any other Grantor unless such amendment, supplement or other modification would materially and adversely affect the rights of the Borrower, the Pledgor or any other Grantor, as applicable, hereunder.

Section 4.2 Other Secured Obligation Documents.

(a) Generally. Any amendment, supplement or other modification of, or any waiver or consent under, any Secured Obligation Document other than a Security Document may be effected in accordance with the provisions of such Secured Obligation Document without the consent of any Secured Party or class of Secured Parties not party to or governed by such Secured Obligation Document; provided that without the prior written consent of the Senior Collateral Agent (acting at the direction of an Act of Secured Parties), no Subordinated Secured Obligation Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Subordinated Secured Obligation Document, would contravene the provisions of this Agreement.

(b) No Impairment of Subordination. The Senior Secured Obligation Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Senior Secured Obligations may be Refinanced at any time, without notice to, or the consent of, the Subordinated Collateral Agent or the Subordinated Secured Parties, all without affecting the lien priority and subordination or other provisions of this Agreement; provided, however, that notwithstanding anything to the contrary herein, no such amendment, supplement, other modification or Refinancing shall result in (i) an increase in the Senior Secured Obligations by an amount greater than $25,000,000 or (ii) an extension of the scheduled maturity date of the Senior Secured Obligations to a date after December 31, 2015.

Section 4.3 Administrative Amendments. Notwithstanding the provisions of Section 4.1, the Borrower and the Collateral Agent (acting at the direction of the Administrative Agent) may effect amendments, supplements or modifications of the Security Documents for the following purposes:

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(a) subject to Section 2.3, to add to the covenants of the Borrower or any other Grantor for the benefit of the Secured Parties or to surrender any right or power therein conferred upon the Borrower or any other Grantor or to confer additional benefits upon the Secured Parties;

(b) to evidence and provide for the acceptance of appointment by a successor Collateral Agent;

(c) to mortgage, pledge, hypothecate or grant a security interest in favor of the Collateral Agent for the benefit of the Secured Parties as additional security for the payment and performance of Borrower’s obligations under the Secured Obligation Documents, so long as such additional security is consistent with the rights of the Secured Parties as set forth herein, including Section 2.3;

(d) to make administrative or mechanical amendments to this Agreement to provide for the addition of Secured Obligations and Secured Parties as permitted under the Credit Agreement so long as such amendments do not modify the rights and obligations of the parties hereto; or

(e) to correct any typographical errors or other similar mistakes that do not modify the rights and obligations of the parties hereto.

ARTICLE V.

BANKRUPTCY EVENTS; OTHER SUBORDINATION PROVISIONS

Section 5.1 Bankruptcy Events.

(a) Finance and Sale Issues. Until the Discharge of Senior Secured Obligations has occurred, if the Borrower or any other Grantor shall be subject to any Bankruptcy Event and an Act of Secured Parties shall determine to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the U.S. Bankruptcy Code) on which the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any other creditor has a Lien or to permit the Borrower to obtain financing, whether from any Senior Secured Party or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”), then each Subordinated Secured Party agrees that it will raise no objection to such Cash Collateral use or DIP Financing, and to the extent the Liens securing the Senior Secured Obligations are subordinated to or pari passu with such DIP Financing, the Subordinated Collateral Agent (on behalf of the Subordinated Secured Parties) will subordinate the Subordinated Liens to the Liens securing such DIP Financing (and all Senior Secured Obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except as expressly set forth in an Act of Secured Parties). Each Subordinated Secured Party agrees that it will raise no objection or oppose a motion to sell or otherwise dispose of any Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the Senior Collateral Agent (as directed by an Act of Secured Parties) has consented to such sale or disposition of such assets, and such motion does not materially impair the rights of the Subordinated Collateral Agent (on behalf of the Subordinated Secured Parties) or the Subordinated Secured Parties under Section 363(k) of the Bankruptcy Code.

(b) Relief from the Automatic Stay. So long as the Discharge of the Senior Secured Obligations has not occurred, each Subordinated Secured Party agrees that it shall not seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Bankruptcy Event in respect of the Collateral or the exercise of rights under the Subordinated Secured Obligation Documents, except pursuant to any action taken by the Senior Collateral Agent (on behalf of the Senior Secured Parties) in accordance with terms hereof.

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(c) Adequate Protection. So long as the Discharge of the Senior Secured Obligations has not occurred, each Subordinated Secured Party agrees that it shall not contest (or support any other Person contesting):

(i) any request by the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any Senior Secured Party for adequate protection; or

(ii) any objection by the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any Senior Secured Party to any motion, relief, action or proceeding based on the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any Senior Secured Party claiming a lack of adequate protection.

(d) No Waiver of Objection Rights. Nothing contained herein shall prohibit or in any way limit the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any other Senior Secured Party from objecting in any Bankruptcy Event or otherwise to any action taken by the Subordinated Collateral Agent (on behalf of the Subordinated Secured Parties) or any other Subordinated Secured Party with respect to the Collateral, including the seeking by the Subordinated Collateral Agent (on behalf of the Subordinated Secured Parties) or any other Subordinated Secured Party of adequate protection or the asserting by the Subordinated Collateral Agent (on behalf of the Subordinated Secured Parties) or any other Subordinated Secured Party of any of its rights and remedies with respect to the Project Counterparty Collateral under the Subordinated Secured Obligation Documents or otherwise.

(e) Avoidance Issues.

(i) If the Senior Collateral Agent (on behalf of the Senior Secured Parties) is required in any Bankruptcy Event or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor any amount paid in respect of the Senior Secured Obligations (a “Senior Recovery”), then the Senior Collateral Agent (on behalf of the Senior Secured Parties) shall be entitled to a reinstatement of Senior Secured Obligations with respect to all such recovered amounts. In such event, the Discharge of Senior Secured Obligations shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Senior Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

(ii) If the Subordinated Collateral Agent (on behalf of the Subordinated Secured Parties) is required in any Bankruptcy Event or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor any amount paid in respect of the Subordinated Secured Obligations (a “Subordinated Recovery”), then the Subordinated Collateral Agent (on behalf of the Subordinated Secured Parties) shall be entitled to a reinstatement of Subordinated Secured Obligations with respect to all such recovered amounts. In such event, the Discharge of Subordinated Secured Obligations shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Subordinated Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

(f) Reorganization Securities. If, in connection with any Bankruptcy Event, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan on account of Secured Obligations then, to the extent the debt obligations distributed on account of the Secured Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt

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obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(g) Post-Petition Interest. None of the Subordinated Secured Parties shall oppose or seek to challenge any claim by the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any Senior Secured Party for allowance in any Bankruptcy Event in respect of Senior Secured Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Senior Collateral Agent’s (on behalf of the Senior Secured Parties) or any Senior Secured Party’s Lien, without regard to the existence of the Lien of the Subordinated Collateral Agent (on behalf of the Subordinated Secured Parties).

(h) Waiver of Claims. Each Subordinated Secured Party waives any claim it may hereafter have against the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any Senior Secured Party arising out of the election of the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any Senior Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Bankruptcy Event.

Section 5.2 Other Subordination Provisions.

(a) When Discharge of Senior Secured Obligations Deemed to Not Have Occurred. If, at any time after the Discharge of Senior Secured Obligations has occurred the Borrower thereafter enters into any Refinancing of the Loan Obligations, then such Discharge of Senior Secured Obligations shall automatically be deemed not to have occurred with respect to any Senior Secured Obligations outstanding after giving effect to such Refinancing for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such Discharge of Senior Secured Obligations), and, from and after the date on which the New Loan Obligation Notice (as defined below) is delivered to the Subordinated Collateral Agent in accordance with the next sentence, the obligations under such Refinancing of the Loan Obligations shall automatically be treated as Senior Secured Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the administrative agent under the applicable Senior Secured Obligation Documents shall be the Administrative Agent for all purposes of this Agreement. Upon receipt of a notice (the “New Loan Obligations Notice”) stating that the Borrower has entered into new Senior Secured Obligation Documents in respect of a Refinancing of the Loan Obligations, which notice shall include the identity of the new Administrative Agent (such agent, the “New Administrative Agent”), the Subordinated Collateral Agent (on behalf of the Subordinated Secured Parties) and each Subordinated Secured Party (or its Secured Obligation Representative) shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrower or such New Administrative Agent shall reasonably request in order to provide to the New Administrative Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The New Administrative Agent shall enter into an Accession Agreement.

(b) Waiver of Claims, Duty, Marshalling, etc.

(i) Except as otherwise provided herein and so long as the Senior Collateral Agent and the Senior Secured Parties are not acting in violation of this Agreement, each Subordinated Secured Party agrees that neither the Senior Collateral Agent (on behalf of the Senior Secured Parties) nor any Senior Secured Party (or its Secured Obligation Representative on its behalf) shall have any liability to any Subordinated Secured Party with respect to the Subordinated Liens or otherwise with respect to the Project Counterparty Collateral, and each Subordinated Secured Party hereby waives any claim against the Senior

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Collateral Agent (on behalf of the Senior Secured Parties) or any Senior Secured Party (or its Secured Obligation Representative on its behalf) arising out of any and all actions which the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any Senior Secured Party may take or permit or omit to take with respect to:

(A) the Senior Secured Obligation Documents;

(B) the collection of the Senior Secured Obligations; or

(C) the foreclosure upon, or sale, liquidation, use or other disposition of, any Collateral.

(ii) Each Subordinated Secured Party agrees that, except as otherwise expressly provided herein, the Senior Collateral Agent (on behalf of the Senior Secured Parties) and the Senior Secured Parties have no duty to it in respect of the maintenance or preservation of the Project Counterparty Collateral or the Subordinated Lien.

(iii) Until the Discharge of Senior Secured Obligations, each Subordinated Secured Party agrees, except as otherwise expressly provided herein, not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Project Counterparty Collateral or any other similar rights a junior secured creditor may have under applicable law.

(iv) Each Subordinated Secured Party assents, except as otherwise expressly provided herein, to any extension or postponement of the time of payment of the Senior Secured Obligations or any part thereof and to any other waiver, consent, restructuring, forgiveness or similar indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Senior Secured Obligations and to the addition or release of any other Person primarily or secondarily liable therefore.

(c) Application of Payments. All payments received by the Senior Collateral Agent (on behalf of the Senior Secured Parties) or any Senior Secured Party may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Secured Obligations as provided for in the Senior Secured Obligation Documents.

ARTICLE VI.

COLLATERAL AGENT

Section 6.1 Grant of Authority; Acceptance of Appointment.

(a) The Administrative Agent shall appoint a financial institution satisfactory to it as Collateral Agent hereunder and such Collateral Agent shall accede to this Agreement by executing a counterpart signature page to this Agreement. Each Secured Party hereby agrees to such appointment of the Collateral Agent by the Administrative Agent and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers hereunder and under the other Security Documents as are specifically delegated to the Collateral Agent by the terms of this Agreement and the other Security Documents or in an Act of Secured Parties or a consent or other direction of the applicable Secured Parties pursuant to Section 4.1, together with such other powers as are reasonably incidental thereto. The Collateral Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and the other Security Documents or in an Act of Secured Parties or a consent or other direction of the applicable Secured Parties pursuant to Section 4.1. By its execution of a counterpart

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signature page to this Agreement, the Collateral Agent shall accept its appointment as Collateral Agent hereunder, including its obligations hereunder and under the other Security Documents, for the benefit of the Secured Parties, upon the terms herein and therein expressly set forth.

(b) Each Senior Secured Party hereby appoints the financial institution appointed pursuant to Section 6.1(a) as Collateral Agent as Senior Collateral Agent hereunder and authorizes the Senior Collateral Agent to take such action as agent on its behalf and to exercise such powers hereunder and under the other Security Documents as are specifically delegated to the Senior Collateral Agent by the terms of this Agreement and the other Security Documents or in an Act of Secured Parties or a consent or other direction of the applicable Senior Secured Parties pursuant to Section 4.1, together with such other powers as are reasonably incidental thereto. The Senior Collateral Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and the other Security Documents or in an Act of Secured Parties or a consent or other direction of the applicable Senior Secured Parties pursuant to Section 4.1. By its execution of a counterpart signature page to this Agreement, the Senior Collateral Agent shall accept its appointment as Senior Collateral Agent hereunder, including its obligations hereunder and under the other Security Documents, for the benefit of the Senior Secured Parties, upon the terms herein and therein expressly set forth.

(c) Each Subordinated Secured Party hereby appoints the financial institution appointed pursuant to Section 6.1(a) as Collateral Agent as Subordinated Collateral Agent hereunder and authorizes the Subordinated Collateral Agent to take such action as agent on its behalf and to exercise such powers hereunder and under the other Security Documents as are specifically delegated to the Subordinated Collateral Agent by the terms of this Agreement and the other Security Documents or in an Act of Secured Parties or a consent or other direction of the applicable Subordinated Secured Parties pursuant to Section 4.1, together with such other powers as are reasonably incidental thereto. The Subordinated Collateral Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and the other Security Documents or in an Act of Secured Parties or a consent or other direction of the applicable Subordinated Secured Parties pursuant to Section 4.1. By its execution of a counterpart signature page to this Agreement, the Subordinated Collateral Agent shall accept its appointment as Subordinated Collateral Agent hereunder, including its obligations hereunder and under the other Security Documents, for the benefit of the Subordinated Secured Parties, upon the terms herein and therein expressly set forth.

Section 6.2 Authorization.

(a) The Collateral Agent is authorized to take such action on behalf of each of the Secured Parties and to exercise all such powers as are delegated to the Collateral Agent hereunder and under any of the other Security Documents and any related documents or in an Act of Secured Parties or a consent or other direction of the applicable Secured Parties pursuant to Section 4.1, together with such powers as are reasonably incidental thereto, including the authority, without the necessity of any notice to or further consent of the Secured Parties, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect, maintain, protect or insure the priority of the security interest in and liens on the Collateral granted pursuant to the Security Documents; provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Collateral Agent.

(b) The relationship between the Collateral Agent and each of the Secured Parties is that of an independent contractor. As an independent contractor empowered by the Secured Parties to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Security

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Documents, the Collateral Agent is nevertheless a “representative” of the Secured Parties, as that term is defined in Article 1 of the UCC, for purposes of actions for the benefit of the Secured Parties with respect to all collateral security and guaranties contemplated by the Security Documents. Such actions include the designation of the Collateral Agent as “secured party”, “mortgagee” or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Secured Obligations, all for the benefit of the Secured Parties.

Section 6.3 Employees and Agents. The Collateral Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Security Documents.

Section 6.4 Action on Instructions. The Collateral Agent shall take such actions and exercise such rights, powers or remedies under this Agreement and under the other Security Documents as directed in an Act of Secured Parties or in a consent or other direction of the applicable Secured Parties pursuant to Section 4.1. Neither the Collateral Agent nor any of its directors, officers, agents, employees or attorneys shall be liable for any action taken or omitted to be taken under or in connection with this Agreement or any other Credit Document in accordance with the written instructions of the appropriate Secured Parties in accordance with this Agreement, except for such liability resulting from its or their bad faith, gross negligence or willful misconduct. Any such directions and any action taken and any failure to act, in each case pursuant to such directions, shall be binding on all the Secured Parties and their respective successors and assigns.

Section 6.5 Responsibility of the Collateral Agent.

(a) The Collateral Agent shall hold each document or instrument included in the Collateral and delivered to it as provided in this Agreement for the benefit of the Secured Parties. Collateral Agent shall take such further action with respect to any particular filing or recording pertaining to the Collateral as may be requested in an Act of Secured Parties or in a consent or other direction of the applicable Secured Parties pursuant to Section 4.1.

(b) The Collateral Agent may rely and shall be protected in acting or refraining from acting, in good faith, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

Section 6.6 Resignation, Removal and Replacement of the Collateral Agent. The Collateral Agent or any successor Collateral Agent may resign at any time by giving at least 30 days’ prior written notice of resignation to each Secured Party, such resignation to be effective upon the appointment of a successor the Collateral Agent as provided in this Section 6.6. The Secured Parties may at any time remove the Collateral Agent for or without cause by an Act of Secured Parties delivered to the Collateral Agent. In case the office of the Collateral Agent shall become vacant for any reason, the Secured Parties may appoint a successor Collateral Agent to fill such vacancy by an Act of Secured Parties delivered to such successor Collateral Agent and the departing Collateral Agent with, so long as no Default or Event of Default has occurred and is continuing, the consent of the Borrower, such consent not to be unreasonably withheld or delayed. Until a new Collateral Agent shall be so appointed by such persons, the Collateral Agent shall appoint an interim Collateral Agent to fill such vacancy by an instrument or instruments in writing and delivered to such interim Collateral Agent and each Secured Party. Upon the appointment of

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any successor or interim Collateral Agent pursuant to this Section 6.6, such successor or interim Collateral Agent shall immediately and without further act succeed to all the rights and obligations of the departing Collateral Agent hereunder and under the Security Documents as if originally named herein and therein and the departing Collateral Agent shall duly assign, transfer and deliver to such successor or interim Collateral Agent all the rights, property, assets and moneys at the time held by the departing Collateral Agent hereunder and under the Security Documents and shall execute and deliver such proper instruments as may be reasonably necessary or requested to evidence such assignment, transfer and delivery. After any such resignation or removal, the provisions of this Section 6.6 shall continue in effect for the benefit of the departing Collateral Agent with respect to any actions taken or omitted by it while acting as Collateral Agent.

Section 6.7 Agency for Perfection. Each Secured Party hereby appoints each other Secured Party as agent for the purpose of perfecting the security interest in any Collateral which, in accordance with Article 9 of the UCC, can be perfected only by possession. Should any Secured Party obtain possession of any such Collateral, such Secured Party shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent’s instructions.

Section 6.8 Collateral Agent Compensation; Indemnification; No Consequential Damages.

(a) The Borrower shall pay such compensation to the Collateral Agent as the Borrower and the Collateral Agent may agree in writing from time to time.

(b) In addition to the payment of compensation pursuant to clause (a), whether or not the transactions contemplated hereby shall be consummated, the Borrower agrees to defend (subject to Indemnitees’ reasonable approval of counsel), indemnify, pay and hold harmless, the Collateral Agent and the officers, partners, members, directors, trustees, advisors, employees, agents, sub-agents and Affiliates of the Collateral Agent (each, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided that the Borrower shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the bad faith, gross negligence or willful misconduct of that Indemnitee. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this clause (b) may be unenforceable in whole or in part because they are violative of any law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(c) Any amounts payable by the Borrower as provided clause (a) or (b) of this Section 6.8 shall, except as otherwise expressly provided, be paid within 10 days after written demand therefor and shall constitute additional Secured Obligations secured by the Security Documents.

(d) To the extent permitted by applicable law, the Borrower and each other Grantor shall not assert, and the Borrower and each other Grantor hereby waives, any claim against the Collateral Agent and its Affiliates, directors, employees, attorneys, agents or sub-agents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any other Secured Obligation Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby or any act or omission or event occurring in connection therewith, and Borrower and each other Grantor hereby waives, releases and

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agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e) The agreements in this Section 6.8 shall survive repayment of the Secured Obligations and all other amounts payable under the Secured Obligation Documents.

ARTICLE VII.

OTHER AGREEMENTS

Section 7.1 Additional Secured Parties. A Person shall be added as a “Secured Party” party hereto upon delivery to the Collateral Agent of (a) an Officer’s Certificate of the Borrower substantially in the form of Exhibit C and (b) an Accession Agreement executed by such Person.

Section 7.2 Secured Party Meetings. A meeting of the Secured Parties (a “Secured Party Meeting”) may be called by any Secured Party at any time during the continuation of an Event of Default. Secured Party Meetings shall be held at a mutually convenient time and place, and any applicable Secured Party may participate therein via telephone. No Secured Party Meeting shall be held unless each applicable Secured Party has been given notice thereof. If any applicable Secured Party is not represented at any Secured Party Meeting, the other Secured Parties shall promptly deliver to such applicable Secured Party upon its request minutes of such Secured Party Meeting.

Section 7.3 No Independent Actions. Each of the Secured Parties agrees not to take any enforcement or other action with respect to the Collateral, any Collateral Proceeds or the Security Documents other than pursuant to this Agreement; provided, however, that nothing in this Agreement shall restrict the ability of any Secured Party to accelerate the Secured Obligations owed to it in accordance with the applicable Secured Obligation Documents or to exercise any other remedy available to it under the applicable Secured Obligation Documents, other than remedies with respect to the Collateral.

Section 7.4 Independent Actions. Each Secured Obligation Representative (for itself and on behalf of each of its Secured Parties) acknowledges and agrees that each of the other Secured Parties has made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Secured Obligation Documents, as the case may be, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Secured Obligation Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. No Secured Party shall have any duty to any other Secured Party to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an Event of Default or default under any agreements with the Borrower (including the Secured Obligation Documents), regardless of any knowledge thereof which they may have or be charged with.

Section 7.5 Collateral Releases.

(a) If in connection with the exercise of any of the Secured Parties’ remedies under the Security Documents (subject to Section 3.1), the Collateral Agent disposes of any part of the Collateral, or in connection with any conveyance, sale, lease, transfer or other disposition permitted under the Security Documents (subject to Section 4.1), any part of the Collateral is conveyed, sold, leased, transferred or otherwise disposed of, then the Liens, if any, of the Collateral Agent for the benefit of any of the Secured Parties on such Collateral shall be automatically, unconditionally and simultaneously released. The Collateral Agent (on behalf of the applicable Secured Parties) shall promptly execute and deliver such

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termination statements, releases and other documents as reasonably required or requested to effectively confirm such release.

(b) To the extent that the Collateral Agent or any of the Secured Parties have released any Lien on Collateral and any such Liens are later reinstated or replaced by new Liens, then each such reinstated or replacement Lien shall be subject to the lien priority and subordination provisions of this Agreement.

(c) Until the Discharge of Senior Secured Obligations, the Subordinated Collateral Agent (for itself and on behalf of the Subordinated Secured Parties acting on their own behalf or through their respective Secured Obligation Representatives) hereby irrevocably constitutes and appoints the Senior Collateral Agent and any officer or agent of the Senior Collateral Agent, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in the place and stead of the Subordinated Collateral Agent or such holder or in the Senior Collateral Agent’s own name, from time to time in the Senior Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 7.5, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 7.5, including any endorsements or other instruments of transfer or release.

(d) If any of the Collateral shall be sold or disposed of to any Person in a transaction (i) expressly permitted under the Secured Obligation Documents or (ii) consented to pursuant to the Secured Obligation Documents, in each case subject to this Agreement (including Section 4.1) and the other Secured Obligation Documents, such Collateral shall be automatically released from the Liens created under the Secured Obligation Documents.

(e) Upon the release of the Collateral agent’s Liens on any portion of the Collateral pursuant to Section 7.5(d) above, the Collateral Agent shall (at the written request and sole cost and expense of the Borrower) promptly execute and deliver to the Borrower upon such release such UCC termination statements or amendments to existing UCC financing statements, and such other documentation and take such other action as shall be reasonably requested by the Borrower to effect the termination and release of the Liens on the Collateral so released.

Section 7.6 Bailee for Protection.

(a) The Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon by possession or delivery under the UCC (such Collateral being the “Bailee Collateral”) as collateral agent for the applicable Secured Parties (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 9-313(a) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting by possession or delivery the security interest granted under the Security Documents, subject to the terms and conditions of this Section 7.6.

(b) The Collateral Agent shall have no obligation whatsoever to the Secured Parties to ensure that the Bailee Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 7.6. The duties or responsibilities of the Collateral Agent under this Section 7.6 shall be limited solely to holding the Bailee Collateral as bailee in accordance with this Section 7.6.

(c) The Collateral Agent acting pursuant to this Section 7.6 shall not have, by reason of this Agreement, the other Security Documents or any other document, a fiduciary relationship in respect of the Secured Parties.

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Section 7.7 Notices and Information.

(a) Each Secured Obligation Representative hereby agrees to give the Collateral Agent and each other Secured Obligation Representative prompt written notice of the occurrence of (i) any Event of Default under such Person’s Secured Obligation Documents of which such Person has written notice, and (ii) any acceleration of the maturity of such Person’s Secured Obligations under such Person’s Secured Obligation Documents wherein such Person’s Secured Obligations have been declared to be or have automatically become due and payable earlier than the scheduled maturity thereof or termination date thereunder and setting forth the aggregate amount of Secured Obligations that have been so accelerated under such Secured Obligation Documents, in each case, as soon as practicable after the occurrence thereof (and, in any event, within five Business Days after the occurrence thereof); provided, however, that the failure to provide such notice shall not limit or impair the rights of the Secured Parties, or the obligations of the Borrower or any other Grantor, hereunder or under the other Secured Obligation Documents. No Secured Obligation Representative shall be deemed to have knowledge or notice of the occurrence of a Event of Default under the Secured Obligation Documents, other than the Secured Obligation Documents to which it is a party, until such Secured Obligation Representative has received a written notice of such Event of Default from the Collateral Agent, a Secured Obligation Representative, the Borrower, the other Grantors or any other Secured Party for whom such Secured Obligation Representative is acting as agent or trustee.

(b) The Collateral Agent hereby agrees to give each other Secured Obligation Representative written notice of the occurrence of an Event of Default following receipt thereof of written notice to it and provide a copy of all other information provided to it by the Borrower, any other Grantor or the Depositary Bank under the Secured Obligation Documents upon request.

(c) Upon the written request of the Collateral Agent, each Secured Party (or its Secured Obligation Representative) shall promptly (and, in any event, within five Business Days) give the Collateral Agent written notice of the aggregate amount of the Secured Obligations then outstanding owed by the Borrower to such Secured Party under the applicable Secured Obligation Documents and any other information that the Collateral Agent may reasonably request.

(d) Each of the Secured Parties shall be responsible for keeping themselves informed of (i) the financial condition of the Borrower and its Affiliates and all endorsers and/or guarantors of the Secured Obligations and (ii) all other circumstances bearing upon the risk of nonpayment of the Secured Obligations. The Secured Parties shall have no duty to advise any other Secured Parties of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any of the Secured Parties, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other Secured Party, it or they shall be under no obligation:

(i) to make, and such Secured Party shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(ii) to provide any additional information or to provide any such information on any subsequent occasion;

(iii) to undertake any investigation; or

(iv) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

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Section 7.8 Attorney-in-Fact. The Collateral Agent is hereby irrevocably authorized and empowered to act as the attorney-in-fact for the Borrower and each other Grantor with respect to the giving of any instructions or notices delivered in accordance with, and to the extent the Collateral Agent is permitted to do so under, the Depositary Agreement. The Collateral Agent hereby agrees that (without limiting anything set forth in the Depositary Agreement), upon an Act of Secured Parties during the occurrence and continuation of an Event of Default or as otherwise contemplated by the Depositary Agreement, it shall give such notices and instructions under the Depositary Agreement to the Depositary Bank.

Section 7.9 Purchase Right. Without prejudice to the enforcement of the Senior Secured Parties’ remedies, the Senior Secured Parties agree that following an acceleration of the Senior Secured Obligations in accordance with the terms of the Senior Secured Obligation Documents, the Senior Secured Parties will offer the Subordinated Secured Parties the option to purchase the entire aggregate amount of (but not less than the entire amount of) outstanding Senior Secured Obligations at par plus any accrued and unpaid interest (but without regard to any prepayment penalty or premiums), due and payable to the Senior Secured Parties under the Senior Secured Obligation Documents, without warranty or representation or recourse, on a pro rata basis across the Senior Secured Parties. The Subordinated Secured Parties shall irrevocably accept or reject such offer within 10 Business Days of the receipt thereof and the parties shall use their reasonable commercial efforts to close promptly thereafter (and, in any event, shall close within 30 Business Days of the receipt thereof unless otherwise agreed to by the Secured Obligation Representative for the Senior Secured Parties). If the Subordinated Secured Parties accept such offer, it shall be exercised pursuant to documentation mutually acceptable to the Secured Obligation Representative for the Senior Secured Parties and the Secured Obligation Representative for the Subordinated Secured Parties. If the Subordinated Secured Parties reject such offer (or do not so irrevocably accept such offer within the required timeframe), the Senior Secured Parties shall have no further obligations pursuant to this Section 7.9 and may take any further actions in their sole discretion in accordance with the Senior Secured Obligation Documents and this Agreement.

ARTICLE VIII.

MISCELLANEOUS

Section 8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Security Documents, the provisions of this Agreement shall govern and control.

Section 8.2 Effectiveness; Continuing Nature of this Agreement. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement and any Secured Party (or its Secured Obligation Representative on its behalf) may continue, at any time and without notice to any other Person, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower constituting Secured Obligations in reliance hereof. Each Secured Party (or its Secured Obligation Representative on its behalf) hereby waives any rights it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Bankruptcy Event. All references to the Borrower shall include the Borrower as debtor and debtor-in-possession and any receiver or trustee for the Borrower (as the case may be) in any Bankruptcy Event.

Section 8.3 Termination. Notwithstanding any provision hereof to the contrary, this Agreement shall terminate on the Final Discharge Date. If following such termination any payment or performance of any Secured Obligation shall be rescinded or reduced, or must otherwise be restored or returned by any oblige thereof, whether as a “voidable payment”, “fraudulent conveyance” or otherwise, this Agreement shall be

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reinstated with respect to such Secured Obligation as if such payment or performance, or any part thereof, had not been made.

Section 8.4 Successors and Assigns.

(a) This Agreement shall inure to the benefit of the Collateral Agent and the Secured Parties and their respective successors and permitted assigns who shall have, to the extent of their interests, the rights of the Collateral Agent and the Secured Parties hereunder.

(b) This Agreement is binding upon the Borrower, each other Grantor and their respective successors and permitted assigns. Neither the Borrower nor any other Grantor may assign any of their respective rights and obligations hereunder without the prior written consent of the Collateral Agent (acting at the direction of an Act of Secured Parties), and any purported assignment in violation of this Section shall be void.

Section 8.5 Notices.

(a) Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, to the applicable address set forth in Schedule 8.5.

(b) Each party hereto may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided further that approval of such procedures may be limited to particular notices or communications.

(c) All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service, sent by telecopy or (to the extent permitted by paragraph (b) above) electronic means or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section.

(d) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.

Section 8.6 APPLICABLE LAW. THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY RELATING TO THE SUBJECT MATTER HEREOF, WHETHER FOUNDED IN CONTRACT LAW OR TORT LAW, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 8.7 Waivers; Amendment.

(a) No failure or delay of the Collateral Agent or any Secured Party in exercising any right or power hereunder or under this Agreement or any Security Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the Secured Parties hereunder and under the Security Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower or any other Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or any other Grantor

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in any case shall entitle such Person to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to Article IV.

Section 8.8 Further Assurances. Each party hereto shall take such further action and shall execute and deliver such additional agreements, instruments and other documents as reasonably required to effectuate and evidence the terms of this Agreement.

Section 8.9 Entire Agreement. This Agreement and the other Secured Obligation Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Secured Obligation Documents.

Section 8.10 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of the Collateral Agent, the Secured Obligation Representatives (on behalf of their respective Secured Parties) and the other Secured Parties. Nothing in this Agreement shall impair, as between the Borrower and the Collateral Agent, the Secured Obligation Representatives (on behalf of their respective Secured Parties) and the other Secured Parties, the obligations of the Borrower to pay principal, interest, fees and other amounts as provided in the Secured Obligation Documents.

Section 8.11 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended for the purpose of defining the relative rights of the Collateral Agent, the Secured Obligation Representatives (on behalf of their respective Secured Parties) and the other Secured Parties. None of the Borrower, any other Grantor or any other creditor thereof shall have any rights hereunder and the Borrower and the other Grantors may not rely on the terms hereof, other than in each case the provisions of Sections 4.2, 5.2(a), 6.6, 6.8, 7.5, 8.7, 8.11 and 8.16. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower, which are absolute and unconditional, to pay the Secured Obligations as and when the same shall become due and payable in accordance with their terms.

Section 8.12 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER EQUITY SECURED OBLIGATION DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER EQUITY SECURED OBLIGATION DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12.

Section 8.13 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or

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unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective when executed and delivered by each Person intended to be a party hereto. Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original.

Section 8.15 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 8.16 Jurisdiction; Consent to Service of Process.

(a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such federal court. The Borrower and each other Grantor further irrevocably consent to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Borrower or such other Grantor, as applicable, at the address specified for the Borrower on Schedule 8.5. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Nothing in this Agreement shall affect any right that the Collateral Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Secured Obligation Documents against the Borrower, any other Grantor or its properties in the courts of any jurisdiction.

(b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 8.17 Specific Performance. The Collateral Agent and each Secured Party (or its Secured Obligation Representative on its behalf) may demand specific performance of this Agreement. The Collateral Agent, each Secured Obligation Representative (for itself and on behalf of each of its Secured Parties) and each Grantor hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Collateral Agent, any Secured Obligation Representative (for itself and on behalf of each of its Secured Parties) or any other Secured Parties, as the case may be.

Section 8.18 Additional Provision Relating to Project Counterparties. Notwithstanding anything herein to the contrary, nothing herein shall restrict, prevent or impair the exercise of the respective rights or remedies of the Project Counterparties against the Borrower arising out of their respective Sales Agreements and Escrow Agreements other than with respect to the Subordinated Lien.

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[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

HOKU MATERIALS, INC.

By:

Name:

Title:

HOKU HOLDINGS, INC.

By:

Name:

Title:

[*]

By:

Name:

Title:

[                                         ],

as Project Counterparty

By:

Name:

Title:

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[                                         ],

as Administrative Agent

By:

Name:

Title:

The undersigned hereby confirms that it was appointed Collateral Agent for the Secured Parties under the Intercreditor Agreement on [                ], 2007, pursuant to Article VI thereof, and acknowledges and agrees that by signing this counterpart signature page to this Intercreditor Agreement, it hereby becomes a party to this Intercreditor Agreement as of such date with the same force and effect as if such counterpart were delivered on the date thereof.

[                                         ],

as Collateral Agent

By:

Name:

Title:

SCHEDULE 8.5

NOTICE ADDRESSES

EXHIBIT A

ACCESSION AGREEMENT

EXHIBIT B

FORM OF SECURED OBLIGATION BALANCE CERTIFICATE

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EXHIBIT C

FORM OF OFFICER’S CERTIFICATE

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APPENDIX 9

CONSENT

[ATTACHED]

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CONSENT AND AGREEMENT

This CONSENT AND AGREEMENT, dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, this “Consent”), is entered into by and among WUXI SUNTECH POWER CO., LTD., a People’s Republic of China company (together with its successors and assigns, the “Contracting Party”), HOKU MATERIALS, INC., a Delaware corporation (together with its successors and assigns, the “Borrower”), and [            ], in its capacity as Collateral Agent for the Secured Parties (as defined below) (together with its successors, designees and assigns in such capacity, the “Agent”) under the Intercreditor Agreement (as defined below).

RECITALS

A. The Borrower intends to enter into a Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions from time to time parties thereto as lenders, and the financial institution party thereto in the capacity of administrative agent (the “Administrative Agent”).

B. The Contracting Party and the Borrower are parties to a Supply Agreement, dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Contract”).

C. The Borrower intends to finance certain costs in connection with the development, construction, operation, maintenance and ownership of a polysilicon producing processing plant with a nominal capacity of 2,000 metric tons per year, located in Pocatello, Idaho (the “Project”), with funds borrowed by the Borrower pursuant to the terms of the Credit Agreement.

D. As collateral security for all obligations of the Borrower to the Secured Parties (as defined below), the Borrower intends to, inter alia, assign all of its rights, title and interest (the “Assigned Interests”) in, to and under the Contract to the Agent pursuant to a Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), to be made by the Borrower in favor of the Agent for the benefit of certain secured parties to be described therein (the “Secured Parties”) and in a Collateral Agency and Intercreditor Agreement, (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), to be made among the Borrower, Hoku Materials Holdings, Inc. (“Hoku Holdings”), the Agent, the Administrative Agent, the Contracting Party and the other Secured Parties party thereto.

E. Pursuant to the terms of the Intercreditor Agreement, the Secured Parties will appoint the Agent as collateral agent on their behalf and authorize the Collateral Agent to take certain actions and exercise such powers under the Secured Obligation Documents (as defined in the Intercreditor Agreement) as will be provided for therein.

F. The Borrower has requested that the Contracting Party and the other parties hereto execute and deliver this Consent in fulfillment of certain obligations of the Borrower under the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.	Consent and Agreements.

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(a) The Contracting Party hereby acknowledges and consents to the assignment as collateral security to the Agent, for the benefit of the Secured Parties, of the Assigned Interests.

(b) The Agent shall be entitled (but not obligated) to cure any defaults of the Borrower under the Contract in accordance with the provisions hereof. Upon receipt by the Contracting Party of written notice from the Agent, the Contracting Party agrees to (i) accept such cure by the Agent and, subject to the terms and conditions of the Contract and cure of such defaults, to render to the Secured Parties all performance due by it under the Contract and this Consent, and (ii) act solely on the instructions of the Agent, not the Borrower, with respect to the exercise of the Borrower’s rights under the relevant Contract. The Contracting Party agrees to make all payments to be made by it under the Contract directly to the Agent for the benefit of the Secured Parties upon receipt of the Agent’s written instructions to do so and the Borrower agrees that any such payments made to the Agent by the Contracting Party shall be deemed to have been made by the Contracting Party in fulfillment of the Contracting Party’s obligations to the Borrower under the Contract.

(c) In all cases except as provided in the Contract or required by law, and in accordance with Section 1(d) hereof, the Contracting Party will not, without the prior written consent of the Agent (such consent not to be unreasonably withheld), (i) cancel or terminate the Contract or suspend performance of its services thereunder, or consent to or accept any cancellation, termination or suspension thereof by the Borrower, or (ii) (A) sell or assign any part of its rights, title or interest in the Contract, or (B) otherwise dispose (by operation of law or otherwise) of all or substantially all of its rights, title or interest in the Contract unless its successor thereunder shall assume all of the obligations of the Contracting Party under the Contract and this Consent by means of a written agreement in form and substance reasonably satisfactory to the Agent. The Contracting Party agrees to deliver copies of all notices of default delivered by the Contracting Party to the Borrower under or pursuant to the Contract to the Agent promptly upon delivery thereof. Not later than three (3) business days following its receipt of a written request therefor from the Agent, the Contracting Party shall deliver to the Agent and the Independent Engineer copies of any and all fully executed [*] Certificates and [*] Certificates (as defined in the contract) it has received.

(d) The Contracting Party will not terminate or suspend performance of the Contract on account of any default or breach of the Borrower thereunder without written notice to the Agent and first providing to the Agent (i) 30 days from the date notice of default or breach is delivered to the Agent to cure such default if such default is the failure to pay amounts to the Contracting Party which are due and payable under the Contract, or (ii) 60 days, to cure such breach or default if the breach or default cannot be cured by the payment of money to the Contracting Party so long as the Agent, the Borrower or their respective designee shall have commenced to cure the breach or default promptly following such notice and in any case within such 60-day period and thereafter diligently pursues such cure to completion (but in any event within not more than 120 days) and during such cure period performs all monetary obligations under the Contract and all other obligations under the Contract are performed by the Borrower or the Agent or their respective designees. The Contracting Party shall not hinder the Agent’s or its designees’ efforts, and shall provide reasonable cooperation to the Agent and its designees, in effecting any cure of any default or breach of the Borrower under the Contract. Except in the event of a payment default under the Contract, if possession of the Project is necessary to cure such breach or default, and the Agent or its designees or assignees declares the Borrower in default under the Credit Agreement and within the 60-day period described above commences foreclosure proceedings, the Agent or its designees or assignees shall be allowed a reasonable period to complete such proceedings so long as (A) the Agent proceeds diligently and in good faith to do so and during such period performs all monetary obligations

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under the Contract, and (B) all other obligations under the relevant Contract are performed by the Borrower or the Agent or their respective designees. If the Agent or its designees or assignees are prohibited by any court order or bankruptcy or insolvency proceedings from curing the default or from commencing or prosecuting foreclosure proceedings, the foregoing time periods shall be extended by the period of such prohibition so long as (1) the Agent proceeds diligently and in good faith to address such impediments and during such period performs all monetary obligations under the Contract, and (2) all other obligations under the Contract are performed by the Borrower or the Agent or their respective designees; provided that any such extension shall not exceed [270] days. The Contracting Party consents to the transfer of the Borrower’s interest under each Contract to the Agent or any purchaser, successor, assignee and/or designee (a “Subsequent Transferee”) of the Assigned Interests at a foreclosure sale by judicial or nonjudicial foreclosure and sale or by a conveyance by the Borrower in lieu of foreclosure and agrees that, notwithstanding any provision of the Contract to the contrary, upon such foreclosure, sale or conveyance, the Agent or such Subsequent Transferee shall be substituted for the Borrower under the Contract and the Contracting Party (a) shall recognize the Agent or the Subsequent Transferee, as the case may be, as its counter-party under the Contract, and (b) perform its obligations under the Contract in favor of the Agent or the Subsequent Transferee, as the case may be; provided that the Agent or such Subsequent Transferee (i) has elected to assume the rights and obligations of the Borrower (including the obligation to cure any then existing payment and performance defaults, but excluding any obligation to cure any then existing performance defaults which by their nature are incapable of being cured and which default that is incapable of being cured does not materially and adversely affect the rights of the Contracting Party under the Contract) under the Contract, and (ii) would reasonably be expected to have the capability to perform the Borrower’s obligations under the Contract.

(e) Subject to payment of all amounts due and unpaid to the Contracting Party and cure of all then existing payment and performance defaults, but excluding any obligation to cure any then existing performance defaults which by their nature are incapable of being cured and which default that is incapable of being cured does not materially and adversely affect the rights of the Contracting Party under the Contract, in the event the Contract is rejected or terminated by a trustee or debtor in possession in any bankruptcy or insolvency proceeding, or if the Contract is terminated for any reason other than a default which could have been but was not cured by the Agent as provided in Section 1(d) hereof, and if, within 45 days after such rejection or termination, the Agent shall so request, and in the Contracting Party’s reasonable judgment the Agent (or any Proposed Transferee) has the capability to perform the Borrower’s obligations under the original Contract, the Contracting Party shall execute and deliver to the Agent a new Contract having substantially identical terms to the Contract (subject to any conforming changes necessitated by the substitution of parties and such changes as may be necessary to compensate the Contracting Party for schedule and cost adjustments resulting from the passage of time), provided that the term under such new agreement shall be no longer than the remaining balance of the term specified in the Contract.

(f) In the event the Agent or its designees or assignees elect to perform the Borrower’s obligations under a Contract or a new Contract is entered into as provided above in Sections 1(d) or (e), respectively, the liability of the Agent, or its designees or assignees, as the case may be, to the Contracting Party for the performance of obligations under such Contract, and the sole recourse of the Contracting Party in seeking the enforcement of such obligations, shall be limited to such parties’ rights, title and interest in the Project.

(g) Except as provided in Sections 1(d), (e) and (f) above, neither the Agent, its designees or assignees shall have any obligation or liability under the Contract, nor shall the Agent, its designees or

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assignees be obligated to perform any of the obligations or duties of the Borrower under the Contract or to take any action or collect or enforce any claim for payment or performance of the Assigned Interests. Within 30 or 60 days, as the case may be pursuant to Section 1(d), of being notified by the Contracting Party that a Borrower default or breach has occurred under the Contract, the Agent shall notify the Contracting Party of its intent whether or not to cure any such Borrower default or breach. In the event the Agent fails to notify the Contracting Party within the time period described in the foregoing sentence that the Agent will cure such default or breach, the Contracting Party shall be entitled to assume that the Agent has elected not to cure such default or breach and the Contracting Party may then exercise all rights that the Contracting Party would have under the Contract, without regard to the provisions of this Consent. In the absence of such notice, no performance by the Agent, its designees or assignees under or pursuant to this Consent or otherwise (whether to cure a Borrower default or exercise rights under any provision hereof or otherwise) shall be construed as an assumption by the Agent, its designees or assignees of the obligations and duties of the Borrower under the Contract, unless otherwise expressly agreed in writing by the Agent, its assignees or designees, as the case may be. The Agent shall have the right to assign all interests in a Contract or a new Contract entered into pursuant to Section 1(e) to a person or entity to whom the Project is transferred, provided such transferee (i) assumes the obligations of the Borrower (or the Secured Parties) under such Contract and cure of any material defaults under such Contract has been effected as provided herein, and (ii) would reasonably be expected to have the capability to perform the Borrower’s obligations under such Contract. Upon such assignment, the Agent and the Secured Parties (including their agents and employees) shall be released from any further liability thereunder to the extent of the interest assigned.

(h) Each of the Borrower and the Contracting Party hereby agrees and confirms that, notwithstanding any provision of the Contract to the contrary, (i) the Letter of Credit (as defined in the Contract) shall be for the benefit of, drawable by (and otherwise in form and substance reasonably satisfactory to) the Agent, (ii) the Subordinated Liens (as defined in the Intercreditor Agreement) and the Subordinated Secured Obligation Documents (as defined in the Intercreditor Agreement) evidencing or providing for such Subordinated Liens will, when such documents are executed by each of the parties thereto, satisfy the Borrower’s obligation to provide a subordinated lien on its assets to the Contracting Party under Article 6 of the Contract, (iii) the Contracting Party’s rights to impose penalty payments on the Borrower pursuant to Section 3.4 of the Contract (A) shall only apply to that portion of the Product (as defined in the Contract) as to which the Borrower has not fulfilled its delivery obligations referred to in Section 3.4 of the Contract, and (B) shall not arise in connection with any such failure attributable to an event or circumstance described in Section 12 of the Contract, (iv) the use of the Total Deposit (as defined in the Contract) or the proceeds of any drawing upon the Letter of Credit to repay obligations of the Borrower under the Credit Agreement shall be a permissible use of the Total Deposit or any such proceeds under the Contract, [and (v), etc.] [OTHER CLAUSES, IF ANY, ADDRESSING OTHER PROVISIONS REQUIRED BY THE SENIOR LENDERS AND/OR THE INDEPENDENT ENGINEER TO BE PROVIDED FOLLOWING COMPLETION OF THEIR REVIEW OF THE SUPPLY AGREEMENT].

2. Borrower’s Acknowledgment. The Borrower acknowledges and agrees that the Contracting Party is authorized to act in accordance with the Agent’s exercise of the Borrower’s rights in accordance with this Consent, and the Contracting Party may rely on any notice or instruction by the Agent in the purported exercise of the Agent’s rights and remedies hereunder.

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3. Legal Opinion. The Contracting Party hereby agrees to deliver to the Agent a legal opinion (which may be from a senior in-house counsel), dated as of the dated hereof, substantially in form attached hereto as Exhibit A.

4. Payment of Monies. The Contracting Party hereby agrees to make all payments to be made by it to the Borrower under the Contract directly to Borrower’s Account No. [            ] (the “Revenue Account”) by wire transfer to:

[            ]

ABA [            ]

[            ]

Account Number: [            ]

FFC: Account No. [            ]

REF: [Hoku Materials] Revenue Account

and any notices to [Depositary Bank Name] may be given to the following address:

[            ]

[            ]

[            ]

[            ]

Attn: [            ]

Telephone: [            ]

Facsimile: [            ]

Notwithstanding the foregoing, (i) if the Agent shall notify the Contracting Party in writing that an Event of Default under the Credit Agreement has occurred and is continuing, the Contracting Party shall make all payments to be made by it to the Borrower under the Contract directly to the Agent, for the benefit of the Secured Parties, to an account designated by the Agent in such written notice, and (ii) if any person has elected to become a Subsequent Transferee, then the Contracting Party shall make all payments to be made by it to the Borrower under the Contract directly to such Subsequent Transferee. The Borrower agrees that any payments made by the Contracting Party as provided under this Section 4 shall be deemed to have been made by the Contracting Party in fulfillment of the Contracting Party’s obligations under the Contract.

5. Representations and Warranties. The Contracting Party hereby represents and warrants, for the benefit of the Agent and the Secured Parties, as of the date hereof, that:

(a) it (i) is duly organized, validly existing and in good standing under the laws of China, and (ii) has all requisite organizational power and authority necessary to execute, deliver and perform its obligations under this Consent and the Contract;

(b) the execution, delivery and performance by the Contracting Party of the Contract and this Consent have been duly authorized by all necessary corporate action, and do not and will not require any further consents or approvals which have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or breach any agreement presently in effect with

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respect to or binding on the Contracting Party, except for such breaches, defaults, or violations as will not, either individually or in the aggregate, result in a material adverse effect on the ability of the Contracting Party to perform its obligations under this Consent or the Contract;

(c) each of this Consent and the Contract constitutes legal, valid and binding obligations of the Contracting Party, enforceable against the Contracting Party in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) no authorizations, approvals or consents of any governmental or regulatory authority or agency or any other person, and no filings or registrations with any governmental authority or agency, are necessary for the execution, delivery or performance by the Contracting Party of this Consent, or for the validity or enforceability thereof, except for any authorizations, approvals, consents or filings which (i) have been made or obtained prior to the date hereof and are in full force and effect, (ii) are obtainable in the ordinary course of business and are set forth on Exhibit B to this Consent; or (iii) will not, either individually or in the aggregate, result in a material adverse effect on the ability of the Contracting Party to perform its obligations under this Consent or the Contract;

(e) except pursuant to this Consent and as expressly set forth in the Contract, the Contracting Party has not consented to any pledge, assignment or other transfer of any interest in the Contract;

(f) the Contract is in full force and effect and has not been amended, supplemented or modified (except with respect to the Assignment and Assumption and as otherwise disclosed in writing to the Agent);

(g) the Borrower has fulfilled all of its material obligations which are currently due under the Contract, and there are no breaches or unsatisfied conditions presently existing (or which would exist after the passage of time and/or giving of notice) that would allow the Contracting Party to terminate the Contract;

(h) the Product sold to the Contracting Party pursuant to the Contract (as defined therein) (i) will be used by the Contracting Party in [NOTE: Contracting Party to specify end use], (ii) will not be used in connection with any nuclear, chemical or biological warfare, or missile activity, and (iii) will not be resold by the Contracting Party to any United States’ embargoed destination or to any person who appears on a United States’ denied persons, debarred persons, or Specially Designated National or Blocked Persons list; and

(i) the Contracting Party hereby (i) confirms that it has made the Initial Deposit pursuant to (and in accordance with the terms of) the Contract and (ii) confirms that the Letter of Credit has been issued for its account pursuant to (and in accordance with the terms of) the Contract. [NOTE – SUBJECT TO FURTHER REVIEW IN LIGHT OF REVISED SUPPLY CONTRACT RECEIVED 6/5/07]

6. Limitation of Liability. The Contracting Party shall have no liability under this Consent to the Borrower. With respect to any undertaking by the Contracting Party which is susceptible to enforcement by specific performance as described in Section 7, where the Agent would receive the full benefit of this Consent through such specific performance, the Agent shall limit its remedy to specific performance. With respect to any other undertaking, acknowledgment, representation and warranty or other provision of this Consent, the Agent’s remedies shall not be so limited, provided that the Agent and the Borrower agree that the Contracting Party’s aggregate liability for monetary damages under this Consent and the

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Contract shall be limited as provided in the Contract. Under no circumstances shall the Contracting Party have any liability for any punitive, exemplary, consequential, indirect, incidental, or special damages (including by way of example, but not by way of limitation, loss of profits, nonpayment of principal or interest on loans, and cost of capital under the Credit Agreement).

7. Specific Performance. The Parties to this Consent and Agreement acknowledge and agree that the Contracting Party, the Borrower, the Agent, the Secured Parties and any Subsequent Transferee may be damaged irreparably in the event any of the provisions set forth in Sections 1 and 4 of this Consent (the “Applicable Provisions”) are not performed in accordance with their specific terms or are otherwise breached. Accordingly, the parties to this Consent and Agreement agree that the Contracting Party, the Borrower, the Agent and/or any Subsequent Transferee may seek to enforce specifically this Consent and the Applicable Provisions in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties hereto and the matter hereof (subject to the provisions set forth in Section 9), in addition to any other remedy to which it may be entitled, at law or in equity.

8. Governing Law. This Consent shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, United States of America, excluding its conflicts of law provisions (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

9. Submission to Jurisdiction. The parties hereto submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Consent or the transactions contemplated hereby. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

10. Counterparts. This Consent and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

11. Severability. In case any one or more of the provisions contained in this Consent should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. Amendment, Waiver. Neither this Consent nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the Contracting Party, the Borrower and the Agent.

13. Notices. All notices required or permitted hereunder shall be in writing and shall be effective (a) upon receipt if hand delivered, (b) upon receipt if sent by facsimile and (c) if otherwise delivered, upon the receipt thereof. Any such notices to the Contracting Party or the Borrower shall be delivered to their respective addresses as specified in the Contract. Any such notices to the Agent shall be addressed as follows:

[            ]

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[            ]

[            ]

Attn: [            ]

Telephone No.: [            ]

Telecopy No.: [            ]

If any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by providing 30 days’ notice to the other parties in the manner set forth hereinabove.

14. Third Party Beneficiaries. This Consent and the representations, covenants and agreements contained herein are and shall be held to be for the sole benefit of the parties hereto and the Secured Parties, and their respective successors and assigns.

15. Interpretation. All references in this Consent to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, and (b) shall include all documents, instruments or agreements issued or executed in replacement thereof in accordance with the terms thereof.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Consent and Agreement to be duly executed and delivered as of the date first above written.

HOKU MATERIALS, INC.

By:

Name:

Title:

[                                ]

By:

Name:

Title:

The undersigned hereby confirms that it was appointed Collateral Agent for the Secured Parties under the Intercreditor Agreement on [            ], 2007, pursuant to Article VI thereof, and acknowledges and agrees that by signing this counterpart signature page to this Consent, it hereby becomes a party to this Consent as of such date with the same force and effect as if such counterpart were delivered on the date thereof.

[                                ],
as Agent for the Secured Parties

By:

Name:

Title:

EXHIBIT A: FORM OF OPINION OF CONTRACTING PARTY’S COUNSEL

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EXHIBIT B: AUTHORIZATIONS AND APPROVALS

[IF ANY. Contracting Party to provide.]

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APPENDIX 10

LEGAL OPINION

[ATTACHED]

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[Letterhead of             ]

[Date]

[Agent]

[            ]

[            ]

[            ]

Ladies and Gentlemen:

We have acted as counsel for Wuxi Suntech Power Co., Ltd., a company incorporated under the laws of People’s Republic of China (the “Company”), in connection with that certain [Contract and Consent] (collectively, the “Contracts”). Capitalized terms used and not otherwise defined herein shall have the respective meanings specified in the Consent.

This letter is being delivered to you in satisfaction of the condition set forth in Section 3 of the Consent.

In this connection, we have examined such certificates of public officials, certificates of officers of the Company and copies certified to our satisfaction of corporate documents and records of the Company and of other papers, and have made such other investigations, as we have deemed relevant and necessary as a basis for our opinions hereinafter set forth. We have relied upon such certificates of public officials and of officers of the Company with respect to the accuracy of material factual matters contained therein which were not independently established.

Based on the foregoing, it is our opinion that:

1. The Company is a limited liability company duly organized and validly existing in good standing under the laws of the People’s Republic of China.

2. The Contracts have been duly authorized by all requisite corporate action and duly executed and delivered by authorized officers of the Company, and are valid obligations of the Company, legally binding upon and enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally, and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3. To the best of our knowledge after due inquiry, the execution and delivery of the Contracts, and fulfillment of and compliance with the respective provisions of the Contracts, do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any lien upon any of the properties or assets of the Company pursuant to, or require any authorization, consent, approval, exemption, or other action by or notice to or filing with any court, administrative or governmental body or other person or entity pursuant to, the charter or by-laws of the Company, any applicable law, statute, rule or regulation of People’s Republic of

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China or (insofar as is known to us after having made due inquiry with respect thereto) any agreement, instrument, order, judgment or decree governed by the laws of People’s Republic of China to which the Company is a party or otherwise subject.

Very truly yours,

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

APPENDIX 10

FORM OF OFFICER’S CLOSING CERTIFICATE

Pursuant to the Supply Agreement (the “Supply Agreement”) dated             , 2007 between HOKU MATERIALS, INC., (“HOKU”) and SUNTECH POWER CO., LTD., the person signing below hereby certifies that the following statements are true and correct as of [date].

i.	I am the [executive officer title] of HOKU.

ii.	HOKU has performed all obligations that were required to have been performed by it pursuant to the Agreement as of the date of this Certificate.

iii.	The representations and warranties set forth in Section 11 of the Agreement are true and correct in all material respects as of the date of this Certificate.

All capitalized terms not otherwise defined herein have the meaning set forth in the Supply Agreement.

In witness whereof, I hereby certify to the truth of the above statements.

By:

Name:

Title:

Date:

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 10 TO SUPPLY AGREEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

APPENDIX 11

FORM OF OFFICER’S COMPLIANCE CERTIFICATE

Pursuant to the Supply Agreement (the “Supply Agreement”) dated             , 2007 between HOKU MATERIALS, INC., (“HOKU”) and SUNTECH POWER CO., LTD., the person signing below hereby certifies that the following statements are true and correct as of [date].

i.	I am the [executive officer title] of HOKU.

ii.	HOKU has performed all obligations that were required to have been performed by it pursuant to the Agreement as of the date of this Certificate.

iii.	The representations and warranties set forth in Section 11 of the Agreement are true and correct in all material respects as of the date of this Certificate.

iv.	HOKU has granted to SUNTECH a valid, enforceable and perfected subordinated security interest in all Collateral for the purpose of security the repayment obligations of HOKU to SUNTECH of the Total Deposit (and any portion thereof) set forth in the Agreement.

v.	HOKU has completed the Initial Financing.

vi.	HOKU is not in material default of any material third party loan or credit agreement that cannot be cured within the applicable cure period.

All capitalized terms not otherwise defined herein have the meaning set forth in the Supply Agreement.

In witness whereof, I hereby certify to the truth of the above statements.

By:

Name:

Title:

Date:

SUNTECH Initials & Date /s/ZS	HOKU Initials & Date /s/DS 6/13/2007

APPENDIX 11 TO SUPPLY AGREEMENT